UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

IDT Corporation

(Name of Registrant as Specified In Its Charter)

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Howard S. Jonas

Chairman of the Board of Directors

IDT Corporation
520 Broad Street
Newark, NJ 07102

November 10, 2006

To Our Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of IDT Corporation. The Annual Meeting will be held at 10:30 a.m. on Thursday, December 14, 2006, at the Company’s headquarters located at 520 Broad Street, Newark, New Jersey.

All stockholders are invited to attend the Annual Meeting in person. Whether or not you plan on attending the Annual Meeting in person, you should complete, sign and date the enclosed form of proxy and return it by mail in the enclosed envelope or vote by telephone or on the Internet, in accordance with the instructions on the proxy card or other voting instructions included with the proxy materials. It is important that your shares be represented and voted at the annual meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised in accordance with the instructions on the proxy card or other voting instructions included with the proxy materials, including by attending the Annual Meeting and voting in person.

I appreciate your interest and support of IDT and urge you to vote your shares either in person or by granting your proxy (by telephone, Internet or mail) as promptly as possible.

Sincerely,

Howard S. Jonas Chairman of the Board of Directors

IDT CORPORATION

520 Broad Street

Newark, New Jersey 07102

(973) 438-1000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	10:30 a.m., local time, on Thursday, December 14, 2006

PLACE:	IDT Corporation, 520 Broad Street, Newark, New Jersey 07102

ITEMS OF BUSINESS:	1. To elect seven directors, each for a term of one year.

2. To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of shares of Class B Common Stock authorized for issuance by 100,000,000.

3.      To approve amendments to the IDT Corporation 2005 Stock Option and Incentive Plan that will, among other things, increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 1,500,000 shares.

4.      To approve an amendment to the IDT Corporation Employee Stock Purchase Plan that will increase the number of shares of the Company’s Class B Common Stock available for issuance thereunder by an additional 750,000 shares.

5. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2007.

6. To transact other business as may properly come before the annual meeting and any adjournment or postponement thereof.

RECORD DATE:	You can vote if you were a stockholder of record on October 20, 2006.

PROXY VOTING:	It is important that your shares be represented and voted at the annual meeting. You can vote your shares by completing and returning your proxy card. Most stockholders also have the options of voting their shares on the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on your proxy card or included with your proxy materials. You can revoke a proxy at any time prior to its exercise at the annual meeting of stockholders by following the instructions in the accompanying Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

Joyce J. Mason
Executive Vice President, General Counsel and Secretary

Newark, New Jersey

November 10, 2006

IDT CORPORATION

520 Broad Street

Newark, New Jersey 07102

(973) 438-1000

GENERAL INFORMATION

General Information

This Proxy Statement is furnished to the stockholders of IDT Corporation, a Delaware corporation (the “Company” or “IDT”), in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Thursday, December 14, 2006 at 10:30 a.m., local time, at the Company’s headquarters located at 520 Broad Street, Newark, New Jersey 07102. The shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), Class A common stock, par value $0.01 per share (“Class A Common Stock”), and Class B common stock, par value $0.01 per share (“Class B Common Stock”), present at the Annual Meeting or represented by the proxies received by telephone, Internet or mail (properly marked, dated and executed) and not revoked will be voted at the Annual Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on November 10, 2006.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of Joyce J. Mason, Esq., Executive Vice President, General Counsel and Corporate Secretary) a written notice of revocation or by executing a later-dated proxy by telephone, Internet or mail, or by attending the Annual Meeting and voting in person.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail and by e-mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of Common Stock, Class A Common Stock and Class B Common Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business on Friday, October 20, 2006 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock, Class A Common Stock and Class B Common Stock entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company had 96,981,295 shares issued, of which 81,546,353, the outstanding shares, are entitled to vote at the Annual Meeting, consisting of 15,178,173 shares of Common Stock, 9,816,988 shares of Class A Common Stock and 56,551,192 shares of Class B Common Stock. The remaining 15,434,942 shares issued, consisting of 9,896,687 shares of Common Stock and 5,538,255 shares of Class B Common Stock, are beneficially owned by the Company, and are not entitled to vote or to be counted as present at the Annual Meeting for purposes of determining whether a quorum is present. The shares of stock owned by the Company will not be deemed to be outstanding for determining whether a majority of the votes cast, or the majority of the outstanding shares of a class, if required, have voted in favor of any proposal.

Stockholders are entitled to one vote for each share of Common Stock held by them, three votes for each share of Class A Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock held by them. The holders of Common Stock, Class A Common Stock and Class B Common Stock will vote as a single body on all matters presented to the stockholders, except that, with regard to the approval of Proposal No. 2, the holders of Class B Common Stock will vote as a single class and the holders of Common Stock and Class A Common Stock will vote together as a group.

Holders of record of Common Stock, Class A Common Stock and Class B Common Stock as of the Record Date can vote by telephone, on the Internet, by mail or by attending the Annual Meeting and voting by ballot. To vote by phone, call the toll-free telephone number on the proxy card (1-800-PROXIES), and to vote by Internet visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided.

Beneficial holders of Common Stock, Class A Common Stock and Class B Common Stock as of the Record Date will receive voting instructions from their bank, broker or other holder of record.

Voting by telephone, Internet or mail will not limit the right of a stockholder of record as of the Record Date to vote in person at the Annual Meeting. If a stockholder’s shares are held in the name of a bank, broker or other holder of record, such stockholder must obtain a proxy, executed in his, her or its favor, from the holder of record to be able to vote at the Annual Meeting. All shares for which a proxy has been duly executed and delivered (by telephone, Internet or mail) and not revoked will be voted at the Annual Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

The presence at the Annual Meeting of a majority of the voting power of the outstanding Common Stock, Class A Common Stock and Class B Common Stock (voting together), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

If a bank, broker, or other holder of record holds shares of Common Stock, Class A Common Stock or Class B Common Stock in the name of a beneficial owner, the record holder is permitted to vote such shares on the election of directors (Proposal No. 1), the amendment to the Restated Certificate of Incorporation, as amended (Proposal No. 2), and the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm (Proposal No. 5), even if the record holder does not receive voting instructions from the beneficial holder after sending this Proxy to the beneficial holder. Under the New York Stock Exchange rules, brokers may not vote shares on the approval of the amendments to the 2005 Stock Option and Incentive Plan (Proposal No. 3) and the approval of the amendment to the Employee Stock Purchase Plan (Proposal No. 4), absent instructions from the beneficial owner. Without voting instructions from the beneficial owner, a broker non-vote will occur.

A plurality of the votes cast at the Annual Meeting will be required for the election of each candidate to the Board of Directors. This means that the director nominee with the most votes for a particular slot is elected for that slot. Only votes voted “for” or “withheld” affect the outcome. Abstentions are not counted for the purposes of the election of directors.

The affirmative vote of a majority of the voting power present at the Annual Meeting will be required for the approval of Proposal Nos. 3, 4, and 5 submitted to the vote of the Company’s stockholders. The affirmative vote of both (i) the holders of a majority of the outstanding shares of Common Stock and Class A Common Stock, voting together as a group, and (ii) the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class, will be required for the approval of Proposal No. 2. Abstentions are counted as present at the Annual Meeting for purposes of determining a quorum and have the effect of a vote “against” any matter as to which they are specified, other than the election of directors. Broker non-votes are not considered shares present and will not affect the outcome of the vote.

Electronic Delivery

This Notice of Annual Meeting and Proxy Statement and the Company’s Annual Report (the proxy materials) are available on the Company’s web site, www.idt.net/ir. Instead of receiving future copies by mail, stockholders can elect to receive an e-mail that will provide electronic links to the proxy materials and instructions on how to vote. Opting to receive proxy materials online will save the Company the cost of producing and mailing documents.

Stockholders of record can enroll for electronic delivery by visiting www.amstock.com and clicking on Shareholder Account Access. Complete instructions are set forth on the proxy card.

Beneficial stockholders may also have the opportunity to receive copies of the proxy materials electronically. Beneficial stockholders should consult the information provided in the proxy materials mailed to them by their brokers and banks.

Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report and Proxy Statement to stockholders who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Joyce J. Mason, Corporate Secretary, IDT Corporation, 520 Broad Street, Newark, New Jersey 07102, or by phone at (973) 438-1000. The above contact information may also be used by members of the same household currently receiving multiple copies of the Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

References to Fiscal Years

The Company’s fiscal year ends on July 31 of each calendar year. Each reference to a Fiscal Year refers to the Fiscal Year ending in the calendar year indicated (e.g., Fiscal 2006 refers to the Fiscal Year ended July 31, 2006).

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance listing requirements of the New York Stock Exchange. Consistent with the Company’s commitment to strong corporate governance, the Company does not rely, except as described below with regard to (i) the composition of the Nominating Committee and (ii) the Company not having a single Nominating/Corporate Governance Committee, on the exceptions from the New York Stock Exchange’s corporate governance listing requirements available to it because it is a “controlled company.”

In accordance with Sections 303A.09 and 303A.10 of the New York Stock Exchange Listed Company Manual, the Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Governance section of our website at www.idt.net/ir and which also are available in print to any stockholder upon request to the Corporate Secretary.

The Company qualifies as a “controlled company” as defined in Section 303A of the New York Stock Exchange Listed Company Manual, because more than 50% of the voting power of the Company is controlled by one individual, Howard S. Jonas, who serves as Chairman of the Board of Directors. Notwithstanding that being a “controlled company” entitles the Company to exempt itself from the requirement that a majority of its directors be “independent” directors and that the Compensation Committee and Corporate Governance Committee be comprised entirely of “independent” directors, the Board of Directors has affirmatively determined that a majority of the members of the Board of Directors are “independent” in accordance with Section 303A.02 of the New York Stock Exchange Listed Company Manual and that the Compensation Committee and the Corporate Governance Committee are in fact comprised entirely of “independent” directors. As a “controlled company,” the Company may, and has chosen to, exempt itself from the New York Stock Exchange requirement that it have a single Nominating/Corporate Governance Committee composed entirely of “independent” directors. As noted above, and discussed in greater detail below, the Board of Directors maintains a separate Corporate Governance Committee comprised entirely of “independent” directors, and a Nominating Committee comprised of two management directors.

Director Independence

In addition to the other independence standards of the New York Stock Exchange Listed Company Manual, the Board of Directors uses the following categorical standards in determining the “independence” of its directors:

1. During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2. During the past three years the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3. (a) Neither the director nor any of his or her immediate family members shall be a current partner of a firm that is the Company’s internal or external auditor, (b) the director shall not be a current employee of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4. Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee;

5. The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of (a) $1 million or (b) two percent of the consolidated gross revenues of such other company;

6. During the past five years, the director shall not have had a personal services contract with the Company, the Chairman of the Board, the Chief Executive Officer, or any other executive officer or any affiliate of the Company;

7. The director shall not be an executive officer of a tax exempt organization to which the Company has made contributions in any of the last three fiscal years that have exceeded the greater of (a) $1 million or (b) two percent of the consolidated gross revenues of such tax exempt organization; and

8. The director shall not, either directly or indirectly as a partner, stockholder or officer of another company, own more than five percent of any class of equity securities of the Company.

The Board of Directors has determined that each of J. Warren Blaker, Rudy Boschwitz, Alan Claman, Saul K. Fenster, James S. Gilmore, III, Slade Gorton, Jack F. Kemp, Jeane J. Kirkpatrick, James R. Mellor, Marc J. Oppenheimer, and Judah Schorr is “independent” in accordance with the above specified categorical standards and in accordance with the independence requirements of Section 303A.02(b) of the New York Stock Exchange Listed Company Manual and, thus, that a majority of the current Board of Directors and a majority of the director nominees are independent.

Board of Directors and Committees

The Board of Directors held 12 meetings in Fiscal 2006. In Fiscal 2006, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee.

Directors are encouraged to attend the Company’s annual meetings of stockholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the annual meeting of stockholders to encourage director attendance. All of the directors constituting the Board of Directors at the time of the annual meeting of stockholders for Fiscal 2005 (except Ambassador Jeane J. Kirkpatrick) attended the 2005 annual meeting of stockholders.

Section 303A.03 of the New York Stock Exchange Listed Company Manual requires that the non-management directors of the Company meet at regularly scheduled executive sessions without management. These executive sessions are held at every regularly scheduled meeting of the Board of Directors. Mr. Fenster, a non-management director and the “Lead Independent Director,” has been appointed the Presiding Director of these executive sessions and has served in that capacity since Michael J. Levitt’s resignation in March 2006.

The Board of Directors has established an Audit Committee, a Nominating Committee, a Compensation Committee, a Corporate Governance Committee, and a Technology Committee. The membership, duties and obligations of each of these committees are as follows:

The Audit Committee consists of Messrs. Oppenheimer, Fenster and Blaker, and is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm. The Audit Committee also oversees management’s performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which is attached hereto as Exhibit E, can be found in the Governance section of our web site, www.idt.net/ir, and is also available in print to any stockholder upon request to the Corporate Secretary. The Audit Committee held 19 meetings during Fiscal 2006. The Board of Directors has determined that (i) all of the members of the Audit Committee are “independent” within the meaning of the Section 303A.07(b) and Section 303A.02 of the New York Stock Exchange Listed Company Manual and Rule 10A-3(b) of the Securities Exchange Act of 1934, and (ii) that Mr. Oppenheimer qualifies as an “audit committee financial expert” within the meaning of Item 401(h) of Regulation S-K.

The Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors, (ii) recommending candidates to fill new or vacant positions on the Board of Directors, and (iii) conducting appropriate inquiries into the backgrounds of potential candidates. The Nominating Committee currently consists of Messrs. Jonas and Courter, neither of whom is “independent” in accordance with Section 303A.04 of the New York Stock Exchange Listed Company Manual, as the Company, as a “controlled company,” has chosen to be exempt from such requirement. The Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, www.idt.net/ir, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board as provided under the heading “Director Communications.” The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the need of the Board of Directors and the Company. Of particular importance are the candidate’s integrity and judgment, professional achievements and experience relevant to the Company’s business and strategic challenges, his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. The Nominating Committee held two meetings in Fiscal 2006.

The Compensation Committee is responsible for, among other things, reviewing and evaluating all compensation arrangements for the executive officers of the Company and administrating the Company’s 2005 Stock Option and Incentive Plan and the 1996 Stock Option and Incentive Plan, as amended. The Compensation Committee currently consists of Messrs. Fenster, Blaker and Gilmore. The Compensation Committee held 12 meetings during Fiscal 2006. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, www.idt.net/ir, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors has determined that all of the members of the Compensation Committee are “independent” within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual and the categorical standards set forth above.

The Corporate Governance Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance Committee (i) reviews the Corporate Governance Guidelines of the Company and recommends revisions as appropriate and (ii) oversees the self-evaluations of the Board of Directors, the Audit Committee and the Compensation Committee. The Corporate Governance Committee currently consists of Ambassador Kirkpatrick and Messrs. Boschwitz, Kemp and Gorton. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, www.idt.net/ir, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors has determined that all of the members of the Corporate Governance Committee are “independent” within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual and the categorical standards set forth above. The Corporate Governance Committee held six meetings in Fiscal 2006.

The Technology Committee is responsible for reviewing, analyzing and reporting to the Board of Directors on (i) the overall role of technology and its use throughout the Company, (ii) the state of the Company’s present technology infrastructure and its existing and planned research and development efforts, (iii) the committee’s evaluation of the Company’s operational risks and the Company’s responses thereto, (iv) the scope, direction, quality, investment levels and execution of the Company’s technology strategies, (v) the Technology Committee’s assessment of the scope and quality of the Company’s intellectual property, the possible infringement by third parties on the Company’s intellectual property and the potential encroachment by the Company on the intellectual property of third parties and (vi) the general oversight of the execution of technology strategies formulated by management. The Technology Committee also establishes appropriate programs, policies and procedures as necessary to further the Company’s objectives relating to technology and intellectual property. The Technology Committee currently consists of Messrs. Blaker, Fenster and Kaganoff. The Technology Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, www.idt.net/ir, and which is also available in print to any stockholder upon request to the Corporate Secretary.

Director Communications

Stockholders and other interested parties may communicate with: (i) the Board of Directors by contacting the Chairman of the Board; (ii) the non-management directors by contacting the Lead Independent Director; and (iii) the Audit, Compensation or Corporate Governance Committees of the Board of Directors by contacting the Chairs of such committees. All communications should be in writing, should indicate in the address whether the communication is intended for the Lead Independent Director, the Chairman of the Board, or a Committee Chair, and should be directed care of IDT Corporation’s Corporate Secretary, Joyce J. Mason, Esq., Stockholder Communications, IDT Corporation, 520 Broad Street, Newark, New Jersey 07102.

The Corporate Secretary will relay correspondence (i) intended for the Board of Directors to the Chairman of the Board, who will relay such correspondence to the entire Board of Directors, (ii) intended for the non-management directors to the Lead Independent Director, and (iii) intended for the Audit, Compensation, and Corporate Governance Committees to the Chairs of such committees.

The Corporate Secretary may filter out and disregard (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that falls into any of the following categories:

•	Obscene materials

•	Unsolicited marketing or advertising material or mass mailings

•	Unsolicited newsletters, newspapers, magazines, books and publications

•	Surveys and questionnaires

•	Resumes and other forms of job inquiries

•	Requests for business contacts or referrals

•	Material that is threatening or illegal

•	Any communications or materials that are not in writing

In addition, the Corporate Secretary may handle in his or her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

•	Routine questions, service and product complaints and comments that can be appropriately addressed by management

•	Routine invoices, bills, account statements and related communications that can be appropriately addressed by management

Non-Employee Director Compensation

Pursuant to the Company’s 1996 Stock Option and Incentive Plan, as amended, effective from March 12, 2004 until December 14, 2005, each person who was a non-employee director of the Company or a non-employee director of a non-public, majority-owned subsidiary of the Company received an annual automatic grant consisting of an option to purchase 3,333 shares of Class B Common Stock and 2,666 fully vested restricted shares of Class B Common Stock. In addition, each non-employee director who served as a member of one or more committees of the Board of Directors of the Company as of the annual grant date received an additional annual automatic grant consisting of an option to purchase 3,333 shares of Class B Common Stock and 2,666 fully vested restricted shares of Class B Common Stock. The annual grant date was January 5th (or the next business day thereafter). New non-employee directors received an automatic grant of options and restricted stock on the date that they became a director in the amount specified above, pro rated based on the calendar quarter in which such person became a director.

Pursuant to the Company’s 2005 Stock Option and Incentive Plan, approved by the stockholders at the 2005 annual meeting of stockholders held on December 15, 2005, instead of the compensation described in the immediately preceding paragraph, each person who is a non-employee director of the Company or a non-employee director of a non-public, majority-owned subsidiary of the Company will receive, on each annual grant date, an automatic grant of 3,750 fully vested restricted shares of Class B Common Stock. As of September 27, 2006, there were no longer non-employee directors serving on the Board of Directors of any of the Company’s subsidiaries. In addition, each non-employee director who serves as a member of one or more committees of the Board of Directors of the Company as of the annual grant date will receive an additional annual automatic grant of 3,750 fully vested restricted shares of Class B Common Stock. The annual grant date will be January 5th (or the next business day thereafter). New non-employee directors receive an automatic grant on the date that they become a director in the amount specified above, pro rated based on the calendar quarter of the year in which such person became a director.

All such grants of options and restricted stock to non-employee directors are subject to certain terms and conditions (including, without limitation, a term of ten years for options and limitations on exercisability of options following cessation of service with the Company as a director) described in the Company’s 1996 Stock Option and Incentive Plan, as amended, or the Company’s 2005 Stock Option and Incentive Plan, as applicable. The option price for options granted to non-employee directors is equal to the fair market value of the Class B Common Stock as defined in the 1996 Stock Option and Incentive Plan, as amended, or the 2005 Stock Option and Incentive Plan, as applicable.

Each non-employee director of the Company who attends at least 75% of the meetings of the Board of Directors during a calendar year also receives an annual retainer of $25,000. Each non-employee director of the Company’s non-public, majority-owned subsidiaries who attended at least 75% of the meetings of the board of directors of such subsidiary during a calendar year received an annual retainer of $15,000. Such payment is made in January of the calendar year following attendance of at least 75% of the Board meetings the preceding year, and is pro-rated for non-employee directors who joined a board of directors during the prior year if such director attended 75% of the applicable board meetings for such partial year. The cash payment for the following calendar year’s service is awarded on or about the same date as the automatic restricted stock grant is given. As of September 27, 2006, there were no longer non-employee directors serving on the board of directors of any of the Company’s subsidiaries. The Company’s Chief Executive Officer may, in his discretion, waive the requirement of 75% attendance by a director to receive the annual retainer in the case of mitigating circumstances. In addition, non-employee directors who serve on committees of the Board of Directors receive $1,000 for each committee meeting they attend in person ($2,000 in the case of the Audit Committee) and $500 ($1,000 in the case of the Audit Committee) for each committee meeting in which they participate by telephone. Prior to April 2006, Michael Levitt, who was then serving as the Lead Independent Director and the Audit Committee financial expert, was paid an additional $75,000 per year in recognition of his significant additional responsibilities. From and after April 2006, Saul Fenster has been the Lead Independent Director and Marc J. Oppenheimer has been the Audit Committee’s financial expert. In recognition of their additional responsibilities, from and after April 2006, the Lead Independent Director of the Board of Directors receives an additional retainer of $37,500 per year and the Audit Committee’s financial expert receives an additional retainer of $37,500 per year. All such additional fees payable to the Lead Independent Director and the Audit Committee’s financial expert are pro rated for any partial years served in such position.

Stock Ownership Guidelines for Directors

On March 16, 2006, the Board of Directors adopted stock ownership guidelines to further align the interests of its directors and executive officers with the interests of stockholders and to further promote IDT’s commitment to sound corporate governance.

Directors are required to hold shares of IDT stock with a value equal to three times the amount of the annual cash retainer paid to directors. Directors are required to achieve the guideline’s holding requirements within five years of joining the Board of Directors, or, in the case of directors serving at the time the guidelines were adopted on March 16, 2006, by March 15, 2011.

Shares of IDT stock that count towards satisfaction of the stock ownership guidelines include:

•	Shares owned by the director or his or her immediate family members residing in the same household;

•	Shares held in trust for the benefit of the director or his or her family;

•	Restricted shares (whether or not vested) owned by the director or his or her immediate family members residing in the same household; and

•	In-the-money value of vested stock options owned by the director or his or her immediate family members residing in the same household.

The guidelines may be waived, at the discretion of the Corporate Governance Committee of the Board of Directors, if compliance would create severe hardship or prevent a director from complying with a court order, as in the case of a divorce settlement. It is expected that these instances will be rare.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Restated Certificate of Incorporation, as amended, the authorized number of directors on the Board of Directors is seventeen, with the number to be set by the Board of Directors from time to time. There are currently fifteen directors on the Board of Directors and two vacancies. There are seven nominees standing for election at the Annual Meeting.

The current terms of all of the directors expire at the Annual Meeting. The following directors will not stand for re-election: Ira A. Greenstein, Stephen R. Brown, Joyce J. Mason, J. Warren Blaker, Rudy Boschwitz, Saul K. Fenster, James S. Gilmore, III, Jack F. Kemp, Jeane J. Kirkpatrick, Moshe Kaganoff and Slade Gorton. The nominees to the Board of Directors are Alan Claman, James A. Courter, Howard S. Jonas, Marc E. Knoller, James R. Mellor, Marc J. Oppenheimer and Judah Schorr, each of whom has consented to be named in this proxy statement and to serve if elected. Brief biographical information about the nominees for directors is furnished below. Each of the nominees is currently serving as a director of the Company, except for Alan Claman, James R. Mellor and Judah Schorr.

Each of these director nominees is standing for election for a term of one year until the 2007 annual meeting of stockholders, or until their successors are duly elected and qualified or until their earlier resignation or removal. A plurality of the votes cast at the Annual Meeting shall elect each director. Stockholders may not vote for more than seven persons, which is the number of nominees identified herein.

Alan Claman is President and director of Todah L’Tzahal, an Israeli charity he founded in 2001. He also serves as a director of Dor L’Dor, a private U.S. charity. In 1981 Mr. Claman founded, and until 1997 served, as President of Aerospace International Sales, a California-based aerospace company. Mr. Claman continues to provide consulting services to the aerospace industry. Mr. Claman is an investor and developer of real estate within the United States and Israel. From 1975 to 1981, Mr. Claman was in private practice at The Law Offices of Alan Claman, a general law practice in California emphasizing commercial and residential real estate development, business representation and mining entities, private securities transactions, and corporate finance and operations. From 1971-1975, Mr. Claman was an Administrator and Chief Financial Officer of the Robert F. Kennedy Memorial Hospital, an acute treatment hospital in Los Angeles, California. Mr. Claman holds a B.A. in Economics from the University of California at Los Angeles and a J.D. from Harvard Law School.

James A. Courter joined the Company in October 1996 and served as President of the Company from October 1996 until July 2001. Since August 2001, Mr. Courter has served as the Chief Executive Officer of the Company. Mr. Courter has also been a director of the Company since March 1996 and has been Vice Chairman of the Board of Directors of the Company since March 1999. In addition, since December 1999, Mr. Courter has served as a director of IDT Telecom, Inc. and as a director of Net2Phone, Inc., and has served as a director of IDT Capital, Inc. since September 2004. Mr. Courter served as the Vice Chairman of IDT Entertainment, Inc. from November 2003 to August 2006. Mr. Courter has been a senior partner in the New Jersey law firm of Courter, Kobert & Cohen since 1972. He was also a partner in the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson & Hand from January 1994 to September 1996. Mr. Courter was a member of the U.S. House of Representatives for 12 years, retiring in January 1991. From 1991 to 1994, Mr. Courter was Chairman of the President’s Defense Base Closure and Realignment Commission. Mr. Courter also serves as a director of The Berkeley School. He received a B.A. from Colgate University and a J.D. from Duke University Law School.

Howard S. Jonas founded IDT in August 1990 under the name International Discount Telecommunications, Corp., the predecessor to IDT, and has served as Chairman of the Board of Directors since its inception. Mr. Jonas served as Chief Executive Officer of the Company from December 1991 until July 2001, as President of the Company from December 1991 through September 1996, and as Treasurer of the Company from inception through 2002. Mr. Jonas has also served as the Chairman of the Board of Directors of IDT Telecom, Inc. since

December 1999 and as a director of IDT Capital, Inc. since September 2004. Mr. Jonas served as Co-Chairman of the Board of Directors of IDT Entertainment, Inc. from November 2004 until August 2006. Since August 2006, Mr. Jonas has been a director of Starz Media Holdings, LLC, Starz Media, LLC and Starz Foreign Holdings, LLC, each of which is a subsidiary of Liberty Media Corporation. Mr. Jonas is also the founder and has been President of Jonas Publishing since its inception in 1979. Mr. Jonas was the Chairman of the Board of Directors of Net2Phone from October 2001 to October 2004, the Vice Chairman of the Board of Directors of Net2Phone from October 2004 to June 2006, and has served as the Chairman of Net2Phone since June 2006. Mr. Jonas received a B.A. in Economics from Harvard University.

Marc E. Knoller has been a director of the Company since March 1996 and an Executive Vice President since December 1998. Mr. Knoller joined the Company as a Vice President in March 1991 and also served as a director of its predecessor from such time. Mr. Knoller has served as Vice President of Jonas Publishing from 1991 until the present. Mr. Knoller received a B.B.A. from Baruch College.

James R. Mellor has been the Chairman of USEC, Inc. (NYSE: USU), a global energy company, since 1998 and previously served as its Chairman and Chief Executive Officer. Mr. Mellor retired as Chairman and Chief Executive Officer of General Dynamics Corporation in 1997 and held various positions at General Dynamics from 1981 to 1997. Mr. Mellor was also the President and Chief Operating Officer of AM International, Inc. and was a director from 1977 to 1981. Prior to 1981, Mr. Mellor spent 18 years with Litton Industries in a variety of engineering and management positions, including Executive Vice President of Litton’s Defense Group from 1973 to 1977. Mr. Mellor was also with Hughes Aircraft Company from 1955 to 1958. Mr. Mellor was a consultant to the Department of Defense from 1972 to 1975. He also served as Chairman of the Shipbuilders Council of America, Chairman of the Computer and Business Equipment Manufacturers Association, and as a member of the Board of Directors of the Armed Forces Communications and Electronics Association, the National Security Industrial Association, the Navy League of the United States, the Board of Councilors of the University of Southern California Business School, and the Board of Trustees of Loyola Marymount University. Mr. Mellor is a member of the National Advisory Council of the University of Michigan, and a member of the United States-Egypt Presidents Council. He is presently on the Boards of Directors of USEC, Inc., the Scripps Research Institute, and Materia, Inc. He served on the Boards of Directors of IDT Corporation from 1997 to 1999 and Net2Phone from 1999 to 2006. He is presently on the Board of Trustees of the University of California—Irvine, the National Museum of American History and the National Endowment for the Humanities. Mr. Mellor graduated from the University of Michigan in 1952 with a B.S. in Electrical Engineering and Mathematics. He was awarded a Master of Science degree from the same university in 1953.

Marc J. Oppenheimer has been a director of the Company since April 2006 and has served on either the Company’s or its subsidiaries’ boards since December 2002. Mr. Oppenheimer is President of Octagon Associates, Inc., a merchant banking and financial/strategic advisory firm. Until mid-2006, he was Executive Vice President of Kenmar Global Investment Management, Inc., and a Managing Director of Kenmar-Nihon Venture Capital, LLC. Kenmar is a global asset management firm managing $2.4 billion in assets. He has had significant operating and financial positions throughout his 27-year career. Mr. Oppenheimer was previously the President and Chief Executive Officer of Crystallex International Corporation, an international gold mining company primarily focused in Venezuela, from February 1995 to September 2003 and served as its Vice Chairman from September 2003 to May 2004. He started his financial career as a credit officer at The Chase Manhattan Bank, N.A. specializing in lending to the middle market and international commodity firms. Mr. Oppenheimer also served as the director of Trade and Merchant Banking for Midlantic National Bank, an institution with assets of $29 billion. Mr. Oppenheimer serves on the Boards of Directors of Crystallex International Corporation (AMEX: KRY) and Xethanol Corporation (AMEX: XNL). Mr. Oppenheimer has a B.S. with Honors in Management and Industrial Relations from New York University as well as an MBA with Honors in Finance from New York University.

Judah Schorr founded Judah Schorr MD PC in 1994, an anesthesia provider to hospitals, ambulatory surgery centers and medical offices, and has been its President and owner since its inception, as well as the President of its subsidiary, Tutto Anesthesia. Dr. Schorr is the Director of Anesthesia Services at Bergen Regional Medical Center, the largest hospital in the state of New Jersey, and the Managing Partner of Chavrusa Realty Corp., a commercial real-estate company in Long Island, New York. Dr. Schorr received his B.S. in Psychology from Brooklyn College and his M.D. from the University of Trieste Faculty of Medicine and Surgery in Italy.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

Directors and Executive Officers

The director nominees and executive officers of the Company are as follows:

Name	Age	Position
Howard S. Jonas	50	Chairman of the Board of Directors and Director Nominee
James A. Courter	65	Chief Executive Officer and Vice Chairman of the Board of Directors and Director Nominee
Ira A. Greenstein	46	President
Morris Lichtenstein	42	Chief Operating Officer
Marcelo Fischer	39	Chief Financial Officer and Treasurer
Mitch Silberman	38	Chief Accounting Officer and Controller
Joyce J. Mason	47	General Counsel, Executive Vice President and Secretary
Ely D. Tendler	38	Chief Legal Officer
Douglas W. Mauro	64	Chief Tax Officer
Marc E. Knoller	45	Executive Vice President and Director Nominee
Yona Katz	36	Executive Vice President of Business Development
Morris Berger	48	Executive Vice President of Business Development
Kathleen B. Timko	46	Executive Vice President of Technology
Moshe Kaganoff	35	Executive Vice President of Strategic Planning
Alan Claman	60	Director Nominee
James R. Mellor	76	Director Nominee
Marc J. Oppenheimer	49	Director Nominee
Judah Schorr	54	Director Nominee

Set forth below is biographical information with respect to the Company’s current directors and executive officers, except for the director nominees, whose information is set forth above:

Ira A. Greenstein joined the Company in January 2000 and served as Counsel to the Chairman until July 2001. Since August 2001, Mr. Greenstein has served as the President of the Company and since December 2003 he has also served as a director of the Company. Prior to joining the Company, Mr. Greenstein was a partner in the law firm of Morrison & Foerster LLP from February 1997 to November 1999, where he served as the Chairman of that firm’s New York Office’s Business Department. Concurrently, Mr. Greenstein served as General Counsel and Secretary of Net2Phone, Inc. from January 1999 to November 1999. Prior to 1997, Mr. Greenstein was an associate in the New York and Toronto offices of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Greenstein also served on the Securities Advisory Committee and as secondment counsel to the Ontario Securities Commission. Mr. Greenstein serves on the Board of Directors of Document Security Systems, Inc. (AMEX:DMC), the Board of Advisors of the Columbia Law School Center on Corporate Governance and as Chairman of the Board of Broadband Maritime, Inc. Mr. Greenstein received a B.S. from Cornell University and a J.D. from Columbia University Law School.

Morris Lichtenstein has served as the Chief Operating Officer of the Company since January 2006. Prior to that, he served as the Company’s Executive Vice President of Business Development from January 2000 until January 2006, and as the Company’s Controller from January 1999 to December 1999. Mr. Lichtenstein also served as the Chief Executive Officer and as the Vice Chairman of the Board of Directors of IDT Telecom, Inc. from May 2001 until December 2005. Mr. Lichtenstein received a B.A. from Touro College.

Marcelo Fischer has served as the Company’s Chief Financial Officer and Treasurer since June 2006. Mr. Fischer served as the Company’s Controller from May 2001 until June 2006 and as Chief Accounting Officer from December 2001 until June 2006. Prior to joining the Company, Mr. Fischer was the Corporate Controller of Viatel, Inc. from 1999 until 2001. From 1998 through 1999, Mr. Fischer was the Controller of the Consumer International Division of Revlon, Inc. From 1991 through 1998, Mr. Fischer held various accounting and finance positions at Colgate-Palmolive Corporation. Mr. Fischer, a Certified Public Accountant, received an M.B.A. degree in Finance and Accounting from New York University Stern School of Business and a B.A. in Economics from the University of Maryland.

Mitch Silberman has served as the Company’s Chief Accounting Officer and Controller since June 2006. Mr. Silberman joined the Company in October 2002 and held various positions, including Director of Financial Reporting and Assistant Controller, until June 2006. Prior to joining IDT, Mr. Silberman was a senior manager at KPMG LLP. Mr. Silberman, a Certified Public Accountant, received a B.S. in Accounting from Brooklyn College and has over 15 years of accounting and finance experience.

Joyce J. Mason has served as an Executive Vice President of the Company since December 1998, as General Counsel, Secretary and a director of the Company since its inception and as a director of the Company’s predecessor since its inception. In addition, Ms. Mason served as a director of IDT Telecom, Inc. from December 1999 until May 2001 and as a director of Net2Phone, Inc. from October 2001 until October 2004. Prior to joining the Company, Ms. Mason had been in private legal practice. Ms. Mason received a B.A. from the City University of New York and a J.D. from New York Law School.

Ely D. Tendler has been Chief Legal Officer of the Company since June 2005. He first began working for the Company’s subsidiary, IDT Telecom, Inc., as Senior Vice President and Senior Corporate Counsel in January 2003, and later became IDT Telecom’s Executive Vice President, General Counsel and Secretary. Prior to joining the Company, Mr. Tendler was an attorney with the New York office of Kramer Levin since 1994, specializing in M&A and securities transactions. Mr. Tendler received a B.A. from Yeshiva University and a J.D. from Yale Law School.

Douglas W. Mauro has been Chief Tax Officer of the Company since March 2005. He joined IDT in 1999 and is responsible for all tax matters for the Company. Mr. Mauro has over 25 years experience in corporate taxation. Mr. Mauro’s prior experience includes Vice President, Tax for ICN Pharmaceuticals in Costa Mesa, California and extensive experience in international taxes at various pharmaceutical companies where he served as the top tax officer. Mr. Mauro received a B.B.A. in Accounting from Hofstra University and an M.B.A. in Tax from New York University Stern School of Business.

Yona Katz has been Executive Vice President of Business Development of the Company since January 2006. Mr. Katz has also served as the Chief Executive Officer and Treasurer of IDT Telecom, Inc. since December 2005. Prior to that position, he served as IDT Telecom’s Executive Vice President from December 2001 until December 2005 and as its Chief Operating Officer from February 2003 until December 2005. Mr. Katz has a B.S. in Mathematics from Touro College and an M.B.A. in Finance from Baruch College.

Morris Berger has served as Executive Vice President of Business Development of the Company since May 2003. Mr. Berger also served as the Chief Executive Officer of IDT Entertainment, Inc. from December 2003 until August 2006 and as a director of IDT Entertainment, Inc. from June 2004 until August 2006. From October 2003 until December 2003, Mr. Berger also served as the Executive Vice President of the Animation Division of IDT Media, Inc. (the predecessor to IDT Entertainment). From September 2002 until October 2003, Mr. Berger served as the Executive Vice President, Marketing of IDT Media, Inc. Prior to joining the Company in 2001, Mr. Berger was the Chief Marketing Officer of Net2Phone, Inc. from 1999 until 2001. Prior to that, Mr. Berger served as Chief Executive Officer and Founder of Multi-Media Tutorial Services, a publicly traded educational direct marketing company. Mr. Berger graduated from Bar Ilan University in Israel in 1979.

Kathleen B. Timko has been Executive Vice President of Technology of the Company since September 2004. Ms. Timko has also served as the Chief Operating Officer of IDT Telecom, Inc. since March 2006 and as a director of IDT Telecom since May 2001. She was the Chief Technology Officer of IDT Telecom from October 2003 to June 2006. In addition to technology oversight at the corporate level, Ms. Timko is responsible for all commercial and technical operations of IDT Telecom’s global businesses, including product development, commercial/retail operations, and the technical development and support of the Company’s global telecommunications networks and information systems. Prior to joining IDT, Ms. Timko served in several technology and management positions at Call Sciences, Bellcore and BBN, Inc. Ms. Timko holds an M.S. in Computer Science from Boston University and a B.S. in Mechanical Engineering from Virginia Polytechnic Institute and State University.

Moshe Kaganoff has served as the Company’s Executive Vice President of Strategic Planning since January 2000 and has been a director of the Company since March 1999. Mr. Kaganoff has served as a director of IDT Capital, Inc. since September 2004. From April 1994 through July 1998, Mr. Kaganoff served as the Company’s Manager of Operations. From August 2001 through December 2004, Mr. Kaganoff also served as Executive Vice President of Strategic Planning for IDT Telecom, Inc. Mr. Kaganoff holds a B.A. in Economics from Yeshiva University.

Stephen R. Brown joined the Company in May 1995 as its Chief Financial Officer and served until May 2006. Mr. Brown has been a director of the Company since February 2000 and a Senior Vice President of the Company since September 2006. From June 2002 until May 2006, Mr. Brown served as the Treasurer of the Company and, from November 2003 until August 2006, served as Co-Chairman of the Board of Directors of IDT Entertainment, Inc. Mr. Brown also served as the President and Treasurer of IDT Entertainment, Inc. from December 2002 until August 2006. Mr. Brown was a director of Net2Phone, Inc. from October 2001 to October 2004.

J. Warren Blaker has served as a director of the Company since March 1996. Dr. Blaker was a Professor of Physics and Director of the Center for Lightwave Science and Technology at Fairleigh Dickinson University from 1987 to 2006 and is now Professor Emeritus. Prior to such time, Dr. Blaker worked in various capacities in the optics industry, including serving as Chief Executive Officer of University Optical Products, Inc., a wholly owned subsidiary of University Patents, Inc., from 1982 to 1985. Dr. Blaker received a B.S. from Wilkes University and a Ph.D. from the Massachusetts Institute of Technology.

Rudy Boschwitz has served as a director of the Company since December 2002. From June 2002 until December 2002, Senator Boschwitz served on the Board of Directors of IDT Media, Inc. He was first elected to the United States Senate from Minnesota in 1978. He was re-elected in 1984 and served until 1991. Senator Boschwitz was elected by his Senate colleagues to a leadership position in 1987. He is currently Chairman of the Advisory Committee of the Center for Global Food Issues, a director of Friends of the World Food Program (a United Nations Agency), the Hudson Institute and has served on numerous other corporate, community and religious organization boards. Senator Boschwitz is the Founder and currently Chairman of Home Valu, Inc. He served as the U.S. Ambassador to the United Nations Commission on Human Rights in 2005. After the 2000 election he was a member of the Carter-Ford Federal Election Reform Commission. Senator Boschwitz received his B.S. from New York University School of Commerce and his LL.B. from New York University School of Law.

Saul K. Fenster has served as a director of the Company since February 2000. Dr. Fenster served as President of New Jersey Institute of Technology from September 1978 through June 2002 and is now President Emeritus. Dr. Fenster serves as a director for each of the following Prudential Insurance Company funds: Prudential VCA Funds, Prudential Gibraltar Fund, Prudential Series Funds and American Skanda Trust Portfolios. He is also a Trustee of the Leir and Ridgefield Foundations. Dr. Fenster received a B.M.E. from the City College of New York, an M.S. from Columbia University and a Ph.D. from the University of Michigan.

James S. Gilmore, III has served as a director of the Company since September 2003. Mr. Gilmore is presently a partner at the Washington office of the law firm of Kelley Drye Collier Shannon, where he chairs the Homeland Security Practice Group, and is President of USA Secure. From 1998 to 2002, Mr. Gilmore was

Governor of Virginia and was in office when the Pentagon was attacked on Sept. 11, 2001. Since 1999, Mr. Gilmore has been the Chairman of the Congressional Advisory Panel to Assess Domestic Response Capabilities for Terrorism Involving Weapons of Mass Destruction, also known as the “Gilmore Commission,” and Chairman of the National Council on Readiness and Preparedness. Mr. Gilmore serves as Chairman of the Board of Visitors of the United States Air Force Academy at the pleasure of the President of the United States. Mr. Gilmore also serves as a director of the following companies: Atlas Air Worldwide Holdings, Inc. (NASDAQ:AAWW), Barr Pharmaceuticals Inc. (NYSE:BRL), and Cypress Telecommunications. He is also on the advisory committees of the following companies: Lucent Technologies, Inc., Computer Sciences Corporation, Unysis Corp. and Lenoxworks. Mr. Gilmore received an undergraduate degree in Foreign Affairs from the University of Virginia in 1971. After serving three years as a counterintelligence agent for the U.S. Army, Mr. Gilmore completed his law degree from the University of Virginia in 1977.

Slade Gorton has served as a director of the Company since October 2005. Mr. Gorton is currently Of Counsel at the law firm of Preston Gates & Ellis LLP. Prior to his current position, Mr. Gorton spent 18 years representing Washington State in the United States Senate. From 1995 to 1999, Mr. Gorton served as the Chairman of the Interior Appropriations Subcommittee and on the Commerce Subcommittees on Consumer Affairs, and from 1999 to 2000, he served as Chairman of the Aviation Subcommittee. He was a member of the Republican leadership as counsel to the Majority Leader from 1996 to 2000. Mr. Gorton also served on the President’s consumer Advisory Council from 1975 to 1977 and on the Washington State Criminal Justice Training Commission from 1969 to 1981. He was Chairman of the Washington State Law & Justice Commission from 1969 to 1976, served as an instructor in Constitutional Law to public administration graduate students at the University of Puget Sound in 1977, and has served on the Board of the Fred Hutchinson Cancer Research Center. Mr. Gorton is also a director of Microvision, Inc., a manufacturer of specialized optical and scanning equipment. He served on the National Commission on Federal Election Reform and the National Commission on Terrorists Attacks Upon the United States from 2002 to 2004. Mr. Gorton received his B.A., magna cum laude, from Dartmouth College in 1950, Phi Beta Kappa and his LL.B. from Columbia University in 1953.

Jack F. Kemp has served as a director of the Company since April 2003. From October 2001 through April 2003, Mr. Kemp served on the Board of Directors of IDT Telecom, Inc. Mr. Kemp had also previously served on the Board of Directors of IDT Media, Inc. Mr. Kemp is Founder and Chairman of Kemp Partners, a strategic consulting firm which seeks to provide clients with strategic counsel, relationship development and marketing advice in helping them accomplish business and policy objectives. Mr. Kemp served four years as Secretary for Housing and Urban Development under President George H. Bush and authored the Enterprise Zones legislation to encourage entrepreneurship and job creation in urban America. In 1995, Mr. Kemp served as Chairman of the National Commission on Economic Growth and Tax Reform and in August 1996 received the Republican Party’s nomination for Vice President. Prior to serving in President Bush’s cabinet, Mr. Kemp was a member of the U.S. House of Representatives from 1971 to 1989, representing the Buffalo area and Western New York. Mr. Kemp serves as a director of the following companies: Hawk Corporation—manufacturing products, Oracle Corporation—software systems, Toyota North American, Divers of Advisory Council—automotive industry, Imphonic—telecommunications/wireless industry, Worldspace—satellite communications, and Six Flags—theme parks. Mr. Kemp received his B.S. in physical education from Occidental College in 1957.

Jeane J. Kirkpatrick has served as a director of the Company since September 2004. Ambassador Kirkpatrick is currently the President of the Helen Dwight Reid Foundation. Prior to her current position, Ambassador Kirkpatrick was a Senior Fellow at the American Enterprise Institute. In 2003, Ambassador Kirkpatrick headed the U.S. delegation to the Human Rights Commission. In 2002, the Council on Foreign Relations established the Jeane J. Kirkpatrick Chair in National Security, and in 1999 the Kennedy School at Harvard University established the Kirkpatrick Chair in International Affairs. She held the Leavey Chair of Government at Georgetown University from 1978 to 2005. In 1992, Ambassador Kirkpatrick chaired the Secretary of Defense Commission on Fail Safe and Risk Reduction of the Nuclear Command and Control System. From 1985 to 1993, Ambassador Kirkpatrick served on the Defense Policy Review Board and from 1985 to 1990 she served as a member of the President’s Foreign Intelligence Advisory Board. Ambassador Kirkpatrick

was the permanent representative of the United States to the United Nations and was a member of President Ronald Reagan’s Cabinet and National Security Council. Ambassador Kirkpatrick received an A.B. from Barnard College, M.A. and Ph.D. degrees from Columbia University, and studied at the Institute de Science Politique in Paris.

Relationships among Directors or Executive Officers

Mr. Howard S. Jonas and Ms. Joyce J. Mason are brother and sister. There are no other familial relationships among any of the directors or executive officers of the Company.

Certain Relationships and Related Transactions

Transactions with Management and Others

On November 10, 2005, the Company commenced a tender offer for all outstanding shares of common stock of Net2Phone not owned by the Company or its affiliates, at a price of $2.05 per share. Prior to the tender offer, IDT owned 40.2% of the outstanding shares of common stock of Net2Phone. During the second quarter of Fiscal 2006, the Company purchased 33.2 million shares of Net2Phone, which were validly tendered in the offer, for a total purchase price of $68.3 million, of which $221,830 was paid to officers, directors and director nominees of the Company for shares or in-the-money-options to purchase shares of Net2Phone. Dimensional Funds, a beneficial owner of more than 5% of the outstanding shares of a class of the Company’s capital stock, owned 2,437,321 shares of common stock of Net2Phone as of September 30, 2005 and 0 shares of Net2Phone on December 31, 2005, according to Forms 13F filed on October 19, 2005 and February 6, 2006, respectively. Oppenheimer Funds, Inc., a beneficial owner of more than 5% of the outstanding shares of a class of the Company’s capital stock, owned 1,769,200 shares of common stock of Net2Phone as of September 30, 2005 and 0 shares of Net2Phone on December 31, 2005, according to Forms 13F filed on October 11, 2005 and January 17, 2006, respectively. The shares of Net2Phone common stock owned by Dimensional Funds and Oppenheimer Funds may have been tendered in the tender offer; however, the Company has not been able to confirm this information. See “Security Ownership of Certain Beneficial Owners and Management” for Dimensional Funds’ and Oppenheimer Funds, Inc.’s ownership of the Company’s capital stock. On March 13, 2006, the Company and Net2Phone consummated a merger transaction in which the Company acquired all remaining outstanding shares of Net2Phone. All previously issued and outstanding shares of Net2Phone, other than shares held by the Company or its subsidiaries, were canceled and converted automatically into the right to receive $2.05 per share in cash for a total purchase price of $28.8 million. As a result of the merger, Net2Phone is a wholly owned subsidiary of the Company and Net2Phone’s common stock is no longer publicly traded.

On February 1, 2006, the Company commenced a tender offer to purchase from eligible option holders outstanding stock options to purchase shares of its Class B Common Stock at a cash purchase price equal to $2.00 net per share underlying such options. The tender offer closed on May 22, 2006. Pursuant to the tender offer, the Company purchased stock options to purchase 2,091,324 shares of its Class B Common Stock from directors and officers of the Company. For more information on options tendered by Named Executive Officers, please see “Executive Compensation—Option Exercises in Last Fiscal Year and Fiscal Year-End Values” below. In the tender offer, the Company purchased stock options to purchase a total of 7.9 million shares for a total purchase price of $15.8 million.

In Fiscal 2006, the Company billed $193,749 for connectivity and other services it provided to Jonas Publishing, which is owned by Howard S. Jonas, the Chairman of the Board of Directors. As of July 31, 2006, Jonas Publishing owed the Company approximately $229,663. Marc Knoller, Executive Vice President and a Director of the Company, received $78,000 in compensation from Jonas Publishing in Fiscal 2006.

The Company, through its subsidiary, CTM Brochure Display, Inc. (“CTM”), distributes brochures for a brochure distribution firm controlled by Howard S. Jonas. The distribution firm also distributes brochures for CTM. In Fiscal 2006, the Company (through CTM) billed the distribution firm $19,627 for distribution services and the distribution firm billed the Company $135,612 for distribution services. The net balance owed to the Company by the distribution firm was $2,853 as of July 31, 2006.

The Company obtains insurance policies from several insurance brokers. In Fiscal 2006, some of the policies were arranged through a company affiliated with Jonathan Mason, the husband of Joyce J. Mason, the Executive Vice President, General Counsel, Secretary and a Director of the Company, and Irwin Jonas, the father of Joyce J. Mason and Howard S. Jonas. The aggregate premiums paid by the Company directly with respect to those policies in Fiscal 2006 were approximately $5,860,723, consisting of $2,532,260 for the Company and $3,328,463 for Net2Phone, which includes, for Net2Phone, a directors’ and officers’ liability policy providing coverage in the future for liabilities of Net2Phone and its officers and directors related to the period prior to our re-acquisition of Net2Phone. In Fiscal 2006, the Company paid premiums in the amount of $1,101,229 million to third parties that in turn shared commissions with respect to these premiums with the affiliated company. Other policies were written by other brokers with no commission received or shared by the affiliated company. All insurance coverage of the Company and Net2Phone is reviewed by an outside independent insurance consultant to ensure that these insurance policies are both necessary and reasonable.

The Company and Net2Phone made payments for food-related expenses during Fiscal 2006 of approximately $49,290 and $986, respectively, to a food service provider owned by Samuel Jonas, the son of Howard S. Jonas, that operated a cafeteria in the Company’s headquarters and provided certain off-site catering services to the Company. During Fiscal 2006, the cafeteria was sold to an unrelated third party.

James A. Courter, the Chief Executive Officer and Vice Chairman of the Company’s Board of Directors, is a partner in the law firm of Courter, Kobert & Cohen, P.C., which has served as counsel to the Company since July 1996. The Company paid fees to the firm that were less than 2% of the firm’s gross revenues for its last completed fiscal year.

In the first quarter of Fiscal 2007, the Company completed the sale of IDT Entertainment to Liberty Media Corporation for (i) 14.9 million shares of the Company’s Class B Common Stock and Liberty Media’s approximate 4.8% interest in IDT Telecom, Inc., (ii) $229.5 million in cash, (iii) the repayment of $58.7 million of IDT Entertainment’s intercompany indebtedness payable to IDT and (iv) the assumption of all of IDT Entertainment’s existing indebtedness. The cash consideration is subject to potential adjustment based on IDT Entertainment’s working capital. The Company is also eligible to receive additional consideration from Liberty Media based upon any appreciation in the value of IDT Entertainment over the five-year period following the closing of the transaction or such shorter period under specified circumstances, equal to 25% of the excess, if any, of the net equity value of IDT Entertainment over $425 million. As of October 20, 2006, the Company owned 270,504 shares of Liberty Media’s Interactive Series A common stock and 54,100 shares of Liberty Media’s Liberty Capital Series A common stock and Liberty Media owned 2.3 million shares of the Company’s Class B Common Stock. Prior to the consummation of this transaction, Liberty Media owned: (i) 17.2 million shares of the Company’s Class B Common Stock, which equaled approximately 24.3% of the outstanding shares of Class B Common Stock; (ii) a 4.8% interest in IDT Telecom; and (iii) an interest in IDT Entertainment.

Certain Business Relationships

William F. Weld, a former director of the Company who resigned in the first quarter of Fiscal 2006, is Of Counsel to the law firm of McDermott, Will & Emery LLP, which has served as counsel to the Company since November 1999. The Company paid fees to the firm that were less than 2% of the firm’s gross revenues in its last fiscal year.

In Fiscal 2006, the Company invested approximately $2.1 million in an investment fund managed by Leeds Weld & Co. Mr. Weld is a principal in Leeds Weld & Co.

James S. Gilmore, III, a director of the Company, is a Partner at the law firm of Kelley Drye Collier Shannon, which served as counsel to the Company during Fiscal 2006. The Company paid fees to the firm that were less than 2% of the firm’s gross revenues in its last fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock (and Class A Common Stock, assuming conversion of all shares of Class A Common Stock into Common Stock) and Class B Common Stock, Common Stock of IDT Telecom, Inc. (and Class A Common Stock of IDT Telecom, assuming conversion of all shares of Class A Common Stock into Common Stock of IDT Telecom), a privately held subsidiary of the Company, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock, Class A Common Stock, or the Class B Common Stock of the Company, (ii) each of the Company’s directors, director nominees, and the Named Executive Officers (as defined below), and (iii) all directors and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them.

Unless otherwise noted, the security ownership information is given as of October 20, 2006 and, in the case of percentage ownership information, is based on the following amount of outstanding shares: (i) 24,995,161 shares of Common Stock (assuming conversion of all 9,816,988 currently outstanding shares of Class A Common Stock into Common Stock for the percentage ownership information of Howard Jonas); (ii) 56,551,192 shares of Class B Common Stock; and (iii) 157,500 shares of Common Stock of IDT Telecom (assuming the conversion of all 150,000 shares of Class A Common Stock of IDT Telecom into Common Stock of IDT Telecom).

	Number of Shares of Common Stock		Percentage of Ownership of Common Stock	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Powerd	Common Stock of IDT Telecom		Percentage of Ownership of Common Stock of IDT Telecom
Howard S. Jonas 520 Broad Street Newark, NJ 07102	11,642,130	(1)	46.6%	6,085,845	(1)	10.8%	63.4%	157,500	(27)	100.0%
Oppenheimer Funds, Inc. Two World Financial Center, 225 Liberty St., 14th Floor New York, NY 10018	—		—	7,721,162	(2)	13.7%	1.5%	—		—
Artisan Partners LTD Partnership 875 E. Wisconsin Avenue, Suite 800 Milwaukee, WI 53202	1,057,400	(3)	7.0%	1,076,600	(3)	1.9%	2.3%	—		—
Dimensional Fund Advisors Inc. 1299 Ocean Avenue 11th Floor Santa Monica, CA 90401	1,519,703	(4)	10.0%	4,074,854	(4)	7.2%	3.8%	—		—
Kahn Brothers & Co., Inc. 555 Madison Avenue 22nd Floor New York, NY 10022	2,227,300	(5)	14.7%	133,355	(5)	*	4.5%	—		—
Fairholme Capital Management, L.L.C. 51 JFK Parkway Short Hills, NJ 07078	1,528,500	(6)	10.1%	6,351,200	(6)	11.2%	4.3%	—		—
Third Avenue Management, LLC 622 Third Avenue 32nd Floor New York, NY 10017	449,743	(7)	3.0%	3,475,300	(7)	6.1%	1.6%	—		—

	Number of Shares of Common Stock		Percentage of Ownership of Common Stock	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Powerd	Common Stock of IDT Telecom		Percentage of Ownership of Common Stock of IDT Telecom
James A. Courter	—		—	2,780,776	(8)	4.7%	*	158,202	(28)	100.0%
Ira A. Greenstein	—		—	181,277	(9)	*	*	234	(29)	*
Morris Lichtenstein	—		—	552,725	(10)	*	*	—		—
Moshe Kaganoff	—		—	49,687	(11)	*	*	227	(29)	*
Marcelo Fischer	—		—	83,774	(12)	*	*	35	(29)	*
Joyce J. Mason	15,020	(13)	*	289,636	(13)	*	*	58	(29)	*
Marc E. Knoller	—		—	187,785	(14)	*	*	234	(29)	*
Yona Katz	—		—	283,045	(15)	*	*	234	(29)	*
Stephen R. Brown	1,000	(16)	*	49,168	(16)	*	*	87	(29)	*
Stephen M. Greenberg	—		—	—		—	—	—		—
Jonathan Levy	41	(17)	*	102,795	(17)	*	*	—		—
Alan Claman	—		—	—		—	—	—		—
J. Warren Blaker	—		—	30,000	(18)	*	*	—		—
Rudy Boschwitz	—		—	18,164	(19)	*	*	—		—
Saul K. Fenster	500	(20)	*	19,664	(20)	*	*	—		—
James S. Gilmore, III	—		—	—		—	—	—		—
Slade Gorton	—		—	10,500	(21)	*	*	—		—
Jack F. Kemp	—		—	18,164	(22)	*	*	—		—
Jeane J. Kirkpatrick	—		—	25,497	(23)	*	*	—		—
James R. Mellor	—		—	60,000	(24)	*	*	—		—
Marc J. Oppenheimer	—		—	5,625	(25)	*	*	—		—
Judah Schorr	—		—	—		—	—	—		—
All directors and executive officers as a group (23 persons)	11,658,650	(27)	46.6%	10,918,642	(26)	19.1%	63.6%	159,671	(30)	100.0%

*	Does not exceed 1%.
d	Voting power represents combined voting power of Common Stock (one vote per share), Class A Common Stock (three votes per share) and Class B Common Stock (one-tenth of one vote per share). Excludes stock options.
(1)	Includes an aggregate of 9,816,988 shares of Class A Common Stock, 1,825,142 shares of Common Stock and 6,085,845 shares of Class B Common Stock, consisting of (i) 9,797,418 shares of Class A Common Stock held by Mr. Jonas directly, (ii) 19,570 shares of Class A Common Stock held by The Jonas Family Limited Partnership, (iii) 825,142 shares of Common Stock beneficially owned by the Jonas Foundation, (iv) 1,000,000 shares of Common Stock beneficially owned by the Howard S. and Deborah Jonas Foundation, (v) 1,229,342 shares of Class B Common Stock held directly by Mr. Jonas, (vi) 1,200,000 shares of Class B Common Stock beneficially owned by the Howard S. and Deborah Jonas Foundation, (vii) 19,570 shares of Class B Common Stock beneficially owned by the Jonas Family Limited Partnership, (viii) an aggregate of 3,406,176 shares of Class B Common Stock beneficially owned in equal amounts by eight separate Trusts under Article Four of the Howard S. Jonas 1996 Annuity Trust Agreement for the benefit of the children of Mr. Jonas, (ix) 229,108 shares of Class B Common Stock beneficially owned by the Howard S. Jonas 1998 Annuity Trust and (x) 1,649 shares of Class B Common Stock held by Mr. Jonas in his 401(k) plan as of September 29, 2006. Mr. Jonas is the General Partner of The Jonas Family Limited Partnership and, with his wife Deborah Jonas, is the co-trustee of each of The Jonas Foundation, the Howard S. and Deborah Jonas Foundation, each of the Trusts under Article Four of the Howard S. Jonas 1996 Annuity Trust Agreement and the Howard S. Jonas 1998 Annuity Trust.
(2)	Based solely upon a Form 13F filed on August 15, 2006.
(3)	Based solely upon a Form 13F filed on August 4, 2006.
(4)	Based solely upon a Form 13F filed on August 11, 2006.
(5)	Based solely upon a Form 13F filed on July 26, 2006.
(6)	Based solely upon a Form 13F filed on August 11, 2006.
(7)	Based solely upon a Form 13F filed on August 16, 2006.

(8)	Includes (a) 50,920 restricted shares of Class B Common Stock held by Mr. Courter directly, (b) 1,968 shares of Class B Common Stock held by Mr. Courter in his 401(k) Plan as of September 29, 2006 and (c) 2,727,888 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(9)	Includes (a) 46,477 restricted shares of Class B Common Stock held by Mr. Greenstein directly, (b) 1,467 shares of Class B Common Stock held by Mr. Greenstein in his 401(k) Plan as of September 29, 2006 and (c) 133,333 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(10)	Includes (a) 4,692 shares of Class B Common Stock held by Mr. Lichtenstein directly, (b) 319,822 restricted shares of Class B Common Stock held by Mr. Lichtenstein directly, (c) 1,543 shares of Class B Common Stock held by Mr. Lichtenstein in his 401(k) Plan as of September 29, 2006 and (d) 226,668 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(11)	Includes (a) 15,999 restricted shares of Class B Common Stock held by Mr. Kaganoff directly, (b) 1,688 shares of Class B Common Stock held by Mr. Kaganoff in his 401(k) Plan as of September 29, 2006 and (c) 32,000 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(12)	Includes (a) 4,131 shares of Class B Common Stock held by Mr. Fischer directly, (b) 35,183 restricted shares of Class B Common Stock held by Mr. Fischer directly, (c) 1,126 shares of Class B Common Stock held by Mr. Fischer in his 401(k) Plan as of September 29, 2006 and (d) 43,334 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(13)	Includes (a) 10,380 shares of Common Stock and 15,701 shares of Class B Common Stock held by Ms. Mason directly, (b) 21,358 restricted shares of Class B Common Stock held by Ms. Mason directly, (c) 2,230 shares of Class B Common Stock held by Ms. Mason in her 401(k) Plan as of September 29, 2006, (d) an aggregate of 4,640 shares of Common Stock and 11,080 shares of Class B Common Stock owned by Ms. Mason’s husband, son and daughter and (e) 239,267 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(14)	Includes (a) 3,384 shares of Class B Common Stock held by Mr. Knoller directly, (b) 32,496 restricted shares of Class B Common Stock held by Mr. Knoller directly, (c) 1,905 shares of Class B Common Stock held by Mr. Knoller in his 401(k) Plan as of September 29, 2006 and (d) 150,000 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(15)	Includes (a) 1,334 shares of Class B Common Stock held by Mr. Katz directly, (b) 249,382 restricted shares of Class B Common Stock held by Mr. Katz directly, (c) 1,495 shares of Class B Common Stock held by Mr. Katz in his 401(k) Plan as of September 29, 2006 and (d) 30,834 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(16)	Includes (a) 1,000 shares of Common Stock and 1,000 shares of Class B Common Stock held by Mr. Brown directly, (b) 46,477 restricted shares of Class B Common Stock held by Mr. Brown directly, and (c) 1,691 shares of Class B Common Stock held by Mr. Brown in his 401(k) Plan as of September 29, 2006.
(17)	Includes (a) 41 shares of Common Stock and 41 shares of Class B Common Stock held by Mr. Levy directly, (b) 35,004 restricted shares of Class B Common Stock held by Mr. Levy directly, (c) 1,750 shares of Class B Common Stock held by Mr. Levy in his 401(k) Plan as of September 29, 2006 and (d) 66,000 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(18)	Includes (a) 10,000 restricted shares of Class B Common Stock held by Mr. Blaker directly and (b) 20,000 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(19)	Includes (a) 5,332 restricted shares of Class B Common Stock held by Mr. Boschwitz directly and (b) 12,832 restricted shares of Class B Common Stock owned by Mr. Boschwitz’s wife.
(20)	Includes (a) 500 shares of Common Stock and 1,500 shares of Class B Common Stock owned by Mr. Fenster’s wife and (b) 18,164 restricted shares of Class B Common Stock held by Mr. Fenster directly. Mr. Fenster disclaims beneficial ownership of all shares owned by his wife.
(21)	Includes (a) 8,833 restricted shares of Class B Common Stock held by Mr. Gorton directly and (b) 1,667 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(22)	Includes 18,164 restricted shares of Class B Common Stock held by Mr. Kemp directly.

(23)	Includes (a) 15,498 restricted shares of Class B Common Stock held by Ambassador Kirkpatrick directly and (b) 9,999 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(24)	Includes 60,000 shares of Class B Common Stock held by Mr. Mellor issuable upon the exercise of stock options exercisable within 60 days.
(25)	Includes 5,625 restricted shares of Class B Common Stock held by Mr. Oppenheimer directly.
(26)	Includes the shares and options set forth above with respect to the executive officers and directors named in the table above and the following additional amounts held by certain executive officers not named in the table above (a) 5,274 shares of Class B Common Stock held in certain executive officers’ 401(k) plans as of September 29, 2006, (b) 70,029 restricted shares of Class B Common Stock held directly by certain executive officers and (c) 172,007 shares of Class B Common Stock of the Company issuable upon the exercise of stock options exercisable within 60 days.
(27)	Consists of 157,500 shares of Common Stock of IDT Telecom, Inc. held by the Company which may be deemed beneficially owned by Mr. Jonas by virtue of his voting control of the Company. Mr. Jonas disclaims beneficial ownership of these shares.
(28)	Consists of 157,500 shares of Common Stock of IDT Telecom, Inc. held by the Company which may be deemed beneficially owned by Mr. Courter by virtue of his position of Chief Executive Officer of the Company. Mr. Courter disclaims beneficial ownership of these shares. Also includes 702 shares issuable upon the exercise of stock options exercisable within 60 days.
(29)	Consists of shares issuable upon the exercise of stock options exercisable within 60 days.
(30)	Includes the shares and options set forth above with respect to the executive officers and directors named in the table above and 360 shares of Common Stock of IDT Telecom issuable upon the exercise of stock options exercisable within 60 days by certain executive officers not named in the table above.

EXECUTIVE COMPENSATION

The table below sets forth certain information for the Company’s last three completed fiscal years concerning the compensation of the Company’s Chief Executive Officer and the Company’s four most highly compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers as of July 31, 2006, as well as Mr. Levy and Mr. Greenberg, who would have been included in the foregoing category but for the fact that each of Mr. Levy and Mr. Greenberg was not serving as an executive officer as of July 31, 2006 (collectively, the “Named Executive Officers”). Except as described below, the Company does not have any executive long-term compensation or incentive plans. On March 16, 2006, the Board of Directors adopted stock ownership guidelines to align the interests of its directors and executive officers with the interests of stockholders and further promote IDT’s commitment to sound corporate governance.

Stock Ownership Guidelines for Executive Officers:

Stock ownership guidelines for IDT’s executive officers are determined as a multiple of the executive’s base salary and then converted to a number of shares required to be owned by such executive. The guideline for IDT’s Chief Executive Officer and Chairman is set at eight times their annual base salary. The guideline for other executives is set at three times the executive’s annual base salary. Executives must meet these ownership guidelines by March 15, 2011. Failure to meet, or in unique circumstances to show sustained progress toward meeting, these guidelines, may result in a reduction of future stock-based grants. Executives will be notified each year of the status of their compliance with the stock ownership guidelines.

Shares of IDT stock that count towards satisfaction of the stock ownership guidelines include:

•	Shares owned by the executive officer or his or her immediate family members residing in the same household;

•	Shares held in trust for the benefit of the executive officer or his or her family;

•	Restricted shares (whether or not vested) owned by the executive officer or his or her immediate family members residing in the same household;

•	In-the-money value of vested stock options owned by the executive officer or his or her immediate family members residing in the same household; and

•	Shares held in IDT’s employee/executive plans (e.g., 401(k), Employee Stock Purchase etc.) by such executive officer.

The guidelines may be waived, at the discretion of the Corporate Governance Committee of the Board of Directors, if compliance would create severe hardship or prevent an executive officer from complying with a court order, as in the case of a divorce settlement. It is expected that these instances will be rare.

Summary Compensation Table

Name and Principal Position	Annual Compensation				Other Annual Compensation($)	Long Term Compensation			All Other Compensation($)
	Year	Salary($)	Bonus($)			Restricted Stock Awards($)(1)		Securities Underlying Options(#)(2)
James A. Courter Chief Executive Officer and Vice Chairman of the Board of Directors	2006 2005 2004	500,000 394,230 259,615	1,049,247 1,357,635 750,000	(3)	— — —	— 493,864 599,741		— 33,333 66,666	28,285 26,958 26,365	(4)

Ira A. Greenstein President and Director	2006 2005 2004	250,000 250,000 259,615	819,375 735,938 750,000		— — —	— 423,300 599,741		— 33,333 66,666	11,360 11,115 11,583	(5)

Morris Lichtenstein Chief Operating Officer	2006 2005 2004	250,000 250,000 259,615	3,666,765 3,277,815 2,815,342		— — —	— 4,974,391 599,741		— 33,333 66,666	9,165 12,046 15,031	(6)

Marcelo Fischer Chief Financial Officer and Treasurer	2006 2005 2004	250,000 250,000 219,769	659,407 500,000 290,002	(7)	— — —	— 338,640 449,800		— 23,750 40,000	10,568 10,492 8,671	(8)

Yona Katz Executive Vice President of Business Development	2006 2005 2004	250,000 250,000 259,615	1,196,250 615,625 562,500		— — —	2,830,418 352,750 449,800		— 48,744 25,000	17,784 12,523 10,838	(9)

Stephen M. Greenberg Former Chairman of Net2Phone, Inc.	2006 2005 2004	302,685 403,580 403,580	3,818,020 201,790 223,828		— — —	— 11,417 590,439	(10)	— — —	5,261 6,923 4,431	(11)

Jonathan Levy Former Vice President of Investor Relations (12)	2006 2005 2004	187,500 250,000 259,615	2,674,791 1,215,625 733,679	(13)	— — —	— 282,172 562,250		— 23,750 40,000	10,736 12,103 12,783	(14)

(1)	The amounts shown in this column represent the dollar value based on the closing price of the Company’s Class B Common Stock on the date of grant of the restricted stock. The above grant of restricted stock in Fiscal 2006 was awarded under the Company’s 2005 Stock Option and Incentive Plan on June 13, 2006 and vests in five equal annual installments. Holders of restricted stock are entitled to any dividends paid on such stock. The following shares of IDT restricted stock, granted in Fiscal 2004, 2005 and 2006, are valued in the above table: James A. Courter—61,668 shares; Ira A. Greenstein—56,667 shares; Morris Lichtenstein—377,117 shares; Marcelo Fischer—44,000 shares; Yona Katz—261,390 shares; Stephen M. Greenberg—27,272 shares; and Jonathan Levy—44,998 shares.

The aggregate amount of IDT restricted stock held by the persons listed in the table at the end of Fiscal 2006, and valued based on the closing price of the Class B Common Stock on July 31, 2006 ($13.38 per share), were as follows: James A. Courter—50,920 shares with a value of $681,310; Ira A. Greenstein—

46,477 shares with a value of $621,862; Morris Lichtenstein—319,822 shares with a value of $4,279,218; Marcelo Fischer—35,183 shares with a value of $470,749; Yona Katz—249,382 shares with a value of $3,336,731; Stephen M. Greenberg—0 shares; and Jonathan Levy—35,004 shares with a value of $468,354.

(2)	All of such options were exercisable for shares of Class B Common Stock.
(3)	Includes $6,747 of deferred compensation.
(4)	Consists of $22,899 in an automobile allowance and $5,386 in life insurance premiums paid by the Company.
(5)	Consists of $10,136 in an automobile allowance and $1,224 in life insurance premiums paid by the Company.
(6)	Consists of $8,265 in an automobile allowance and $900 in life insurance and long-term disability insurance premiums paid by the Company.
(7)	Includes $657 of deferred compensation.
(8)	Consists of $10,352 in an automobile and other allowances and $216 in life insurance premiums paid by the Company.
(9)	Consists of $12,439 in an automobile and other allowances, $2,414 in life insurance and long-term disability insurance premiums paid by the Company and $2,931 of compensation related to the Employee Stock Purchase Plan.
(10)	Consists of restricted stock of Net2Phone, Inc.
(11)	Consists of $5,261 in an automobile allowance.
(12)	Mr. Levy was the former Vice Chairman of IDT Telecom, Inc. as well as the former President of Carrier Services and Sales Strategy for IDT Telecom, Inc. He resigned from both positions on December 7, 2005, at which time he was appointed to the non-executive officer role of Vice President of Investor Relations of the Company.
(13)	Includes $73,541 of deferred compensation, bonus paid to Mr. Levy during his period of employment with the Company, $125,889 in payments under a consulting agreement, dated May 1, 2006, between the Company and Mr. Levy that was entered into after Mr. Levy’s employment with the Company was terminated and $2,205,000 in payments under a confidential separation agreement and general release, effective May 1, 2006, between the Company and Mr. Levy.
(14)	Consists of $9,853 in an automobile and other allowances and $883 in life insurance premiums paid by the Company.

Stock Options Granted in Last Fiscal Year

No stock options were awarded in Fiscal 2006. No stock appreciation rights, alone or in tandem with stock options, were awarded in Fiscal 2006.

Option Exercises in Last Fiscal Year and Fiscal Year-End Values

The following table provides certain information concerning the number of shares of Class B Common Stock underlying unexercised stock options held by each of the Named Executive Officers, and the value of such stock options as of July 31, 2006.

Name	Shares Acquired on Exercise(#)		Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)		Value of Unexercised In-the-Money Options at Fiscal Year-End($)(3)
				Exercisable	Unexercisable	Exercisable	Unexercisable
James A. Courter	85,936	(1)	349,030	2,776,063	—	16,707,664	—
Ira A. Greenstein	266,666	(2)	533,332	133,333	—	467,183	—
Morris Lichtenstein	66,666	(2)	133,332	226,668	—	286,043	—
Marcelo Fischer	146,668	(2)	293,336	43,334	—	93,776	—
Yona Katz	133,749	(2)	267,498	30,834	—	115,568	—
Stephen M. Greenberg	—		—	—	—	—	—
Jonathan Levy	168,750	(2)	337,500	66,000	—	298,881	—

(1)	Consists of (a) 66,666 options tendered to the Company in connection with a tender offer by the Company, which closed on May 22, 2006, to purchase from eligible option holders outstanding stock options to purchase shares of its Class B Common Stock, at a cash purchase price equal to $2.00 net per share underlying such options and (b) 19,270 options exercised pursuant to Mr. Courter’s 10b5-1 plan.
(2)	Consists of options tendered to the Company in connection with a tender offer by the Company, which closed on May 22, 2006, to purchase from eligible option holders outstanding stock options to purchase shares of its Class B Common Stock, at a cash purchase price equal to $2.00 net per share underlying such options.
(3)	The closing price of the Class B Common Stock on July 31, 2006 (the last trading day in Fiscal 2006), as reported on the New York Stock Exchange, was $13.38 per share.

Equity Compensation Plans and Individual Compensation Arrangements

The following chart gives aggregate information regarding grants under all equity compensation plans of the Company through July 31, 2006.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options(1)		Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans(1)
Equity compensation plans approved by security holders	4,856,040		$9.31	1,976,510
Equity compensation plans not approved by security holders	1,812,675	(2)	$10.17	—

Total	6,668,715		$9.54	1,976,510

(1)	All outstanding options are exercisable for shares of Class B Common Stock.
(2)	Consists of options to purchase shares of Class B Common Stock with substantially similar terms and vesting provisions as options to purchase Class B Common Stock granted pursuant to the Company’s 1996 Stock Option and Incentive Plan.

Employment Agreements

The Company has entered into employment agreements with Messrs. Jonas and Courter. Mr. Jonas’s employment agreement, dated as of April 1, 2002 and amended on May 12, 2005, provides for a minimum base salary of $500,000, which may be increased, but not decreased, during the term of the agreement. The Company may terminate Mr. Jonas’s employment only for “cause” (as defined in the agreement). If the agreement is terminated without cause, the Company is obligated to pay to Mr. Jonas an amount equal to the sum of his base salary for the remainder of his term. The agreement, as amended, has a five-year term that expires on March 31, 2007, but is automatically extendable for additional one year periods unless the Company or Mr. Jonas notifies the other, within ninety days of the anniversary of such period, that the agreement will not be extended. Pursuant to the agreement, Mr. Jonas has agreed not to compete with the Company for a period of one year following the termination of the agreement.

During Fiscal 2006, Mr. Courter was employed as the Chief Executive Officer of the Company pursuant to an employment agreement, dated as of April 1, 1999, and amended as of August 1, 2001, October 22, 2001 and May 12, 2005. Such employment agreement, as amended, provides for a minimum base salary of $500,000, which may not be decreased, but must be increased from time to time to match the base salary of the highest paid employee of the Company or of any entity controlled by the Company, during the term of the agreement. The Company may terminate Mr. Courter’s employment only for “cause” (as defined in the agreement). In the event of termination without “cause” or in the event Mr. Courter terminates his employment for “good reason” (as defined in the employment agreement), any and all unvested options shall vest automatically and Mr. Courter shall be permitted to exercise any and all options which are outstanding as of the date of his termination within two (2) years from such date. If the agreement is terminated without “cause,” the Company is obligated to pay to Mr. Courter all due and unpaid amounts to which Mr. Courter was then entitled and Mr. Courter’s minimum base salary for the remainder of the employment term but in no event less than twelve months. The amended agreement has a five-year term commencing from October 22, 2001 and expired on October 21, 2006. The agreement is automatically extendable for additional one-year periods unless the Company or Mr. Courter notifies the other, within ninety days of the anniversary of such period, that the agreement will not be extended. No such notice was provided, and, as a result, Mr. Courter’s employment agreement was automatically extended for one year. Pursuant to the agreement, Mr. Courter has agreed not to compete with the Company for a period of one year following the termination of the agreement. In addition, Mr. Courter was granted options to purchase 300,000 shares of Class B Common Stock which vested over a three-year period under the original terms of the agreement and, pursuant to the October 2001 amendment, was granted options to purchase an additional 1,000,000 shares of Class B Common Stock which vested over a five-year period. Mr. Courter and the Company are currently in negotiations regarding the terms of a new agreement.

Employee Stock Incentive Program

The Company has adopted the 2005 Stock Option and Incentive Plan, pursuant to which shares of restricted Class B Common Stock and Deferred Stock Units were awarded. The 2005 Stock Option and Incentive Plan is described further in “Proposal No. 3” below. The Company anticipates awarding restricted Class B Common Stock and Deferred Stock Units to employees, officers, directors and consultants under such Plan.

Compensation Committee Interlocks and Insider Participation

During Fiscal 2006, each of Messrs. Blaker, Fenster and Gilmore served as a member of the Compensation Committee. None of the members of the Compensation Committee were employees of the Company or any of its subsidiaries during Fiscal 2006 or at any other time. Each of Messrs. Blaker, Fenster and Gilmore tendered 93,332, 43,332 and 33,332 options, respectively, in the Company’s option tender offer described herein under the heading “Certain Relationships and Related Transactions.” Neither Mr. Blaker nor Mr. Fenster was party to any other transaction that was required to be disclosed under the heading “Certain Relationships and Related Transactions.” We also describe other transactions with the Company in which Mr. Gilmore had an interest under the heading “Certain Relationships and Related Transactions.”

Reports of the Compensation Committee and the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following reports and the Performance Graph set forth below shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

Report of the Compensation Committee

Philosophy

The compensation philosophy of the Company is to develop and implement policies that will attract and retain executive officers who bring valuable experience and skills to the Company and motivate them to contribute to the Company’s short-term and long-term success. It is the practice of the Company to maintain competitive compensation levels in a manner that will provide incentive to those individuals who are critical in helping the Company achieve its business objectives, thereby increasing long-term shareholder value.

The Compensation Committee believes that the development of compensation policies and the review of compensation programs is an evolving process that must take into account significant corporate developments and market dynamics. To that end, the Compensation Committee met 12 times during Fiscal 2006 to, among other things, (i) develop a comprehensive list of parameters for use in evaluating the performance of the Chief Executive Officer and the other executive officers of the Company, (ii) discuss, review and approve bonuses and awards of restricted stock to executive officers based on such parameters and (iii) review the base salaries of all executive officers based on such parameters.

In Fiscal 2007, the Compensation Committee intends to continue to reassess the Company’s existing compensation policies and to review outstanding executive officer pay packages and agreements.

Evaluation of Executive Performance in Fiscal 2006

When assessing executive performance, the Compensation Committee does not rely solely on predetermined formulas. Rather, the Compensation Committee considers each executive’s overall contributions to the Company’s long-term and short-term goals. In Fiscal 2005, the Compensation Committee, working with senior management of the Company, compiled the following list of parameters (listed in no particular order) for the Compensation Committee to use as it evaluates the performance of the Chief Executive Officer and other executive officers of the Company:

•	earnings per share;

•	shareholder value;

•	core business growth, revenue growth, revenue diversification and geographic and market expansion;

•	free cash flow;

•	the strength of the Company’s balance sheet;

•	intellectual property exploitation;

•	legal and regulatory compliance;

•	the extent to which budgetary objectives are met;

•	the development of a strategic vision and a strategic plan; and

•	organizational transparency.

In Fiscal 2006, the Compensation Committee determined that the above-listed parameters remained appropriate to use in its evaluation of the performance of the Chief Executive Officer and other executive officers of the Company.

The Compensation Committee believes that sufficient latitude exists in the interpretation of the parameters to adequately give weight to both the short-term and long-term objectives of the Company. This list of parameters is considered when developing factors that are more tailored to each executive’s responsibilities. For example, when assessing the performance of executives in the IDT Telecom subsidiary, the following factors were considered:

•	optimizing revenues, earnings, free cash flow and telecom minutes;

•	improving operating margins and successful cost reduction efforts;

•	optimizing IDT’s telecommunications network, including the integration of Net2Phone’s network into IDT’s network;

•	expanding the number of geographic markets served by IDT;

•	rolling out new products and programs, and scaling back or eliminating existing products and programs that do not meet management’s financial expectations;

•	developing new products;

•	monetizing assets, when appropriate; and

•	developing leadership talent.

The Compensation Committee considers the need for the management of the Company to balance short-term goals, such as generating earnings per share and positive free cash flow, with longer term goals, such as fostering the Company’s entrepreneurial investments and maintaining a strong balance sheet. The success of the effort to balance these often-competing objectives and their benefits to the Company cannot always be quantified, but the Compensation Committee believes that these efforts are critical to the Company’s on-going success.

Structure of Compensation Programs

The Company’s compensation programs provide executives with incentives to advance both the short-term and long-term interests of the Company. Accordingly, the Company’s compensation programs of both cash-based and equity-based compensation consist of base salary, quarterly cash bonuses, annual cash bonuses, stock options and restricted stock awards. In addition to reviewing the individual components of the compensation program, the Compensation Committee also reviews the totality of the compensation packages.

Base Salaries and Bonuses. Salaries and bonuses for the Company’s executive officers are determined primarily on the basis of each executive officer’s responsibility, the general salary practices of companies with which the Company competes and each officer’s individual qualifications and experience. The Compensation Committee has reviewed, among other things, a compensation study compiled by an independent third-party regarding the compensation levels of the Company’s executive officers. The base salaries of the Chief Executive Officer and of the Chairman were not adjusted during Fiscal 2006.

Bonuses for the Company’s executive officers are based on various financial and non-financial results of the Company and its subsidiaries as described above. In Fiscal 2006, a significant portion of bonuses was related to the performance of the Company’s telecom and entertainment segments, as those were the areas that generated the bulk of the Company’s revenues and operating profits. In addition, the Compensation Committee viewed favorably the completion of certain significant corporate transactions in Fiscal 2006, including the acquisition of Net2Phone, the disposition of the Company’s Russian telecommunications subsidiary and the agreement to sell the Company’s entertainment division. Bonuses are paid quarterly, and an annual portion is paid as well. The Compensation Committee believes that paying bonuses on a quarterly basis provides the executives with a greater sense of urgency to meet short-term goals. By providing an annual bonus, the Compensation Committee believes that it provides management with incentives to also focus on long-term goals and not merely quarter-to-quarter objectives.

Awards of Stock Options and Restricted Stock. Stock options and shares of restricted stock are awarded to executive officers and other employees. Stock options provide value to the executive only when the Company’s stock price exceeds the stock option exercise price, which is equal to the closing price of the stock on the date immediately prior to the date that the stock option is granted. Accordingly, the Compensation Committee believes that the appreciation of stock value underlying stock options provides a strong incentive for recipients of awards to manage the Company in accordance with the interests of the Company’s stockholders. Grants of restricted stock further a sense of stock ownership by executive officers and better align their interests with those of the stockholders.

In order to enhance the retention of executives, restricted stock grants generally vest in approximately equal portions over a three-year period. The Compensation Committee determines the number of options or restricted stock to be granted based on the executive’s level of responsibility, prior performance, and other compensation. In Fiscal 2006, the Compensation Committee did not award any stock options to executive officers and only granted restricted stock to one executive officer, in connection with a significant promotion.

Chief Executive Officer Compensation

The Company has entered into an employment agreement with Mr. James A. Courter, dated as of April 1, 1999 and amended on August 1, 2001, October 22, 2001 and May 12, 2005, pursuant to which Mr. Courter became Chief Executive Officer of the Company, effective August 2001. The employment agreement, as amended, provides for a minimum annual base salary of $500,000, which, during the term of the agreement, may not be decreased, but must be increased from time to time to match the base salary of the highest paid employee of the Company or of any entity controlled by the Company. Pursuant to the agreement, as amended, Mr. Courter was paid a base salary of $500,000 during Fiscal 2006. In Fiscal 2006, Mr. Courter did not receive an award of stock options or restricted stock. Mr. Courter received cash bonuses totaling $1,049,247, which included $6,747 of deferred compensation, in Fiscal 2006. In determining Mr. Courter’s bonus, the Compensation Committee took into account Mr. Courter’s continued service, which helped enable the Company to increase its revenues, to develop its entertainment business, to monetize certain assets of the Company including the Company’s Russian telecommunications subsidiary and the Company’s entertainment division, to restructure its businesses, to reduce costs and to maintain its strong balance sheet. In light of these factors, in the opinion of the Compensation Committee, Mr. Courter’s total compensation for Fiscal 2006 was reasonable.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

J. Warren Blaker
Saul K. Fenster
James S. Gilmore, III

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process. The Audit Committee’s function is more fully described in its charter, which was amended and restated by the Board of Directors on December 15, 2005 and is attached hereto as Exhibit E. The Committee reviews the charter on an annual basis. The Board of Directors annually reviews the NYSE listing standards’ definition of independence for audit committee members and has determined that each member of the Committee meets that standard. The Board of Directors has also determined that Marc J. Oppenheimer qualifies as an “audit committee financial expert” within the meaning of Item 401(h) of Regulation S-K.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm, Ernst & Young LLP, is responsible for performing independent audits of (i) the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, (ii) management’s assessment of the effectiveness of internal control over financial reporting, and (iii) the effectiveness of internal control over financial reporting.

The Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the fiscal year ended July 31, 2006, as well as the effectiveness of the Company’s internal control over financial reporting as of July 31, 2006, and has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended, “Communication with Audit Committees.” In addition, Ernst & Young LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Ernst & Young LLP their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2006, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Marc J. Oppenheimer
J. Warren Blaker
Saul K. Fenster

Performance Graph of Stock

The following chart sets forth the cumulative total stockholder return (assuming reinvestment of dividends, if any) on the Company’s Class B Common Stock and Common Stock from July 31, 2001 through July 31, 2006, as well as the cumulative total return on (i) the New York Stock Exchange Composite Index, (ii) Standard & Poor’s SmallCap 600 Index and (iii) the Nasdaq Telecommunications Index during such five-year period. The stock price performance of the graph below is not necessarily indicative of future performance.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S

RESTATED CERTIFICATE OF INCORPORATION

The Company’s stockholders are being asked to approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of shares of Class B Common Stock authorized for issuance by 100,000,000 to 200,000,000.

The amendment to the Company’s Restated Certificate of Incorporation is reflected in the preamble of Article Fourth of the Certificate and it is attached hereto as Exhibit A and incorporated herein by reference. The Board of Directors adopted the proposed amendment on September 27, 2006, subject to stockholder approval at the Annual Meeting.

The Board of Directors approved the amendment to the Restated Certificate of Incorporation and the authorization of additional shares of Class B Common Stock, and recommended the same to the stockholders, as it would provide the Company with the ability to pay a dividend in Class B Common Stock and to have available authorized but unissued shares of Class B Common Stock for whatever purpose, consistent with applicable law, the Company’s Restated Certificate of Incorporation and the interests of the Company’s stockholders, as determined by the Board of Directors. Although the Company has no present plans with respect to any of the following, such purposes could include making acquisitions, providing additional equity compensation to employees, officers, directors and others and capital raising. If declared by the Board of Directors, the dividend currently being considered would result in the issuance by the Company of one share of Class B Common Stock to the holder of every share of Common Stock, Class A Common Stock and Class B Common Stock that is issued and outstanding as of the record date for the dividend determined by the Board of Directors. The purpose of the dividend would be to improve the liquidity of the market for the Class B Common Stock by increasing the number of shares of Class B Common Stock that are outstanding and held by stockholders. Shares held by the Company would not be eligible to receive the dividend.

The dividend has not yet been declared and may never be declared. If there are a sufficient number of authorized (and not outstanding) shares of Class B Common Stock, the Board of Directors would have the authority to declare the dividend, set a record date therefor and pay the dividend at the time that it deems advantageous to the Company and its stockholders, or to refrain from ever declaring the dividend. The record date for determining stockholders entitled to receive the dividend would be set by the Board of Directors, would be on or after the date the dividend is approved by the Board of Directors and would be within the time period prior to the payments as is in accordance with the provision of the Delaware General Corporation Law.

If approved, declared and paid, the dividend would result in there being outstanding twice as many shares of capital stock of the Company as there were outstanding on the record date, with all the additional shares being shares of Class B Common Stock. We expect that all the additional shares of Class B Common Stock would be approved for listing and trading on the New York Stock Exchange (or other market on which the Class B Common Stock is then traded) and, other than those held by certain officers, directors and affiliates of the Company, freely tradable. This would have the following effect:

•	The trading price for each of the Class B Common Stock and Common Stock will likely decrease, and the amount of such decrease will depend on the relative aggregate number of shares of Class B Common Stock, Common Stock and Class A Common Stock outstanding before and after the payment of the dividend, the pre-dividend stock price, market reaction to the dividend and other factors outside of the control of the Company;

•	The number of shares of Class B Common Stock would exceed the number of shares of Common Stock by a significantly greater margin than at the present time;

•	The percentage of the total voting power of the capital stock of the Company represented by the Common Stock and Class A Common Stock would be proportionately decreased;

•	The relative voting power of the holders of the Common Stock and Class A Common Stock would be proportionately decreased—as the Class B Common Stock that such holders would receive in respect of the Common Stock and Class A Common Stock would represent a smaller percentage of their current voting power than the current voting power of holders of the Class B Common Stock (which has only one-tenth of a vote per share, as compared to one vote per share for the Common Stock and three votes per share for the Class A Common Stock); and

•	Payment of the dividend would provide to the holders of the Common Stock and the Class A Common Stock the opportunity to sell some equity in the Company, namely the newly issued Class B Common Stock received in connection with the dividend, with less dilution to their voting power than they would suffer if they sold their Common Stock or Class A Common Stock. Howard Jonas, the Chairman of the Board of Directors, beneficially owns all of the Class A Common Stock and currently controls 63.4% of the total voting power of the outstanding capital stock of the Company.

Under provisions of the Delaware General Corporation Law, the approval of both (i) the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class and (ii) the holders of a majority of the outstanding shares of Common Stock and Class A Common Stock, voting together as a group, is required for the amendment to the Company’s Restated Certificate of Incorporation described above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION

PROPOSAL NO. 3

APPROVAL OF AMENDMENTS TO THE COMPANY’S

2005 STOCK OPTION AND INCENTIVE PLAN

The Company’s stockholders are being asked to approve amendments to the Company’s 2005 Stock Option and Incentive Plan (the “2005 Plan”) that will (i) increase the number of shares of Class B Common Stock available for grants under the 2005 Plan by 1,500,000 shares and (ii) include Deferred Stock Units as securities that are subject to acceleration upon certain corporate events. The Board of Directors adopted the proposed amendments on September 27, 2006, subject to stockholder approval at the Annual Meeting.

The Board of Directors believes that the proposed amendments are necessary in order to provide the Company with a sufficient reserve of shares of Class B Common Stock for future grants needed to attract and retain the services of key employees, directors and consultants of the Company essential to the Company’s long-term success and to put the holders of Deferred Stock Units in a substantially similar position as holders of restricted stock issued under the 2005 Plan.

The proposed amendments are being submitted for a stockholder vote in order to enable the Company to grant options which are incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and because such approval may be required or advisable in connection with (i) the provisions set forth in Section 162(m) of the Code relating to the deductibility of certain compensation and (ii) the rules and regulations applicable to New York Stock Exchange-listed companies.

The following description of the 2005 Plan, as proposed to be amended by this Proposal, is a summary, does not purport to be complete and is qualified in its entirety by the full text of the 2005 Plan, as proposed to be amended. A copy of the 2005 Plan, as proposed to be amended, is attached hereto as Exhibit B and has been filed with the SEC with this Proxy Statement.

DESCRIPTION OF THE 2005 PLAN

Pursuant to the 2005 Plan, officers, employees, directors and consultants of the Company and certain of its subsidiaries are eligible to receive awards of stock options, stock appreciation rights, limited stock appreciation rights, restricted stock and deferred stock units. Options granted under the 2005 Plan may be ISOs or non-qualified stock options (“NQSOs”). Stock appreciation rights (“SARs”) and limited stock appreciation rights (“LSARs”) may be granted either alone or simultaneously with the grant of an option. Restricted stock and deferred stock units may be granted in addition to or in lieu of any other award made under the 2005 Plan.

The maximum number of shares of Class B Common Stock reserved for the grant of awards under the 2005 Plan is 4,000,000 (including the 1,500,000 shares of Class B Common Stock reserved subject to approval of the stockholders of this Proposal). Such share reserves are subject to further adjustment in the event of specified changes to the capital structure of the Company. The shares may be made available either from the Company’s authorized but unissued capital stock or from capital stock reacquired by the Company.

The Compensation Committee of the Board of Directors administers the 2005 Plan. Subject to the provisions of the 2005 Plan, the Compensation Committee determines the type of awards, when and to whom awards will be granted, the number of shares covered by each award and the terms, provisions and kind of consideration payable (if any), with respect to awards. The Compensation Committee may interpret the 2005 Plan and may at any time adopt such rules and regulations for the 2005 Plan as it deems advisable, including the delegation of certain of its authority. In determining the persons to whom awards shall be granted and the number of shares covered by each award, the Compensation Committee takes into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant.

An option may be granted on such terms and conditions as the Compensation Committee may approve, and generally may be exercised for a period of up to ten years from the date of grant. Generally, ISOs will be granted with an exercise price equal to the “Fair Market Value” (as defined in the 2005 Plan) on the date of grant. In the case of ISOs, certain limitations will apply with respect to the aggregate value of option shares which can become exercisable for the first time during any one calendar year, and certain additional limitations will apply to ISOs granted to “Ten Percent Stockholders” of the Company (as defined in the 2005 Plan). The Compensation Committee may provide for the payment of the option price in cash, by delivery of Common Stock or Class B Common Stock having a Fair Market Value equal to such option price, by a combination thereof or by any other method. Options granted under the 2005 Plan will become exercisable at such times and under such conditions as the Compensation Committee shall determine, subject to acceleration of the exercisability of options in the event of, among other things, a “Change in Control,” a “Corporate Transaction” or a “Related Entity Disposition” (in each case, as defined in the 2005 Plan).

The 2005 Plan provides for automatic option and restricted stock grants to eligible non-employee directors of the Company and its non-public, majority-owned subsidiaries. Once per year, each non-employee director will receive 3,750 shares of fully vested restricted stock and each non-employee director who serves as a member of one or more committees of the Board of Directors of the Company as of such grant date shall receive an additional grant of 3,750 shares of fully vested restricted stock (without duplicate grants for serving on multiple Board committees). New non-employee directors will receive a pro-rata amount (based on projected quarters of service for such calendar year following the grant date) of such annual grants on his or her date of initial election and qualification as a non-employee director. The grant date for incumbent annual non-employee director grants will be each January 5 (or the next business day).

The 2005 Plan also provides for the granting of restricted stock awards, which are awards of Common Stock or Class B Common Stock that may not be disposed of, except by will or the laws of descent and distribution, for such period as the Compensation Committee determines (the “restricted period”). The Compensation Committee may also impose such other conditions and restrictions, if any, on the shares as it deems appropriate, including the satisfaction of performance criteria. All restrictions affecting the awarded shares lapse in the event of a Change in Control, a Corporate Transaction or a Related Entity Disposition.

During the restricted period for a restricted stock award, the grantee will be entitled to receive dividends with respect to, and to vote, the shares of restricted stock awarded to him or her. If, during the restricted period, the grantee’s service with the Company terminates, any shares remaining subject to restrictions will be forfeited. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The 2005 Plan also permits the Compensation Committee to grant SARs and/or LSARS. Generally, SARs may be exercised at such time or times and only to the extent determined by the Compensation Committee and LSARs may be exercised only (i) during the 90 days immediately following a Change in Control or (ii) immediately prior to the effective date of a Corporate Transaction (as defined in the 2005 Plan). LSARs will be exercisable at such time or times and only to the extent determined by the Compensation Committee. An LSAR granted in connection with an ISO is exercisable only if the Fair Market Value per share of Common Stock or Class B Common Stock, as applicable, on the date of grant exceeds the purchase price specified in the related ISO.

Upon exercise of an SAR, a grantee will receive for each share for which an SAR is exercised, an amount in cash or Class B Common Stock, as determined by the Compensation Committee, equal to the excess, if any, of (i) the Fair Market Value of a share of Class B Common Stock on the date the SAR is exercised, over (ii) the exercise or other base price of the SAR or, if applicable, the exercise price per share of the option to which the SAR relates.

Upon exercise of an LSAR, a grantee will receive for each share for which an LSAR is exercised, an amount in cash equal to the excess, if any, of (i) the greater of (x) the highest Fair Market Value of a share of Class B Common Stock during the 90-day period ending on the date the LSAR is exercised, and (y) whichever of the following is applicable: (1) the highest per share price paid in any tender or exchange offer which is in effect at any time during the 90 days ending on the date of exercise of the LSAR; (2) the fixed or formula price for the acquisition of shares of Class B Common Stock in a merger in which the Company will not continue as the surviving corporation, or upon a consolidation, or a sale, exchange or disposition of all or substantially all of the Company’s assets, approved by the Company’s stockholders (if such price is determinable on the date of exercise); and (3) the highest price per share of Class B Common Stock shown on Schedule 13D, or any amendment thereto, filed by the holder of the specified percentage of Common Stock or Class B Common Stock, as applicable, the acquisition of which gives rise to the exercisability of the LSAR over (ii) the exercise or other base price of the LSAR or, if applicable, the exercise price per share of the option to which the LSAR relates. In no event, however, may the holder of an LSAR granted in connection with an ISO receive an amount in excess of the maximum amount which will enable the option to continue to qualify as an ISO.

When an SAR or LSAR is exercised, the option to which it relates, if any, will cease to be exercisable to the extent of the number of shares with respect to which the SAR or LSAR is exercised, but will be deemed to have been exercised for purposes of determining the number of shares available for the future grant of awards under the 2005 Plan.

The 2005 Plan further provides for the granting of deferred stock units, which are awards providing a right to receive shares of Common Stock or Class B Common Stock on a deferred basis, subject to such restrictions and a restricted period as the Compensation Committee determines. The Compensation Committee may also impose such other conditions and restrictions, if any, on the payment of shares as it deems appropriate, including the satisfaction of performance criteria. Subject to stockholder approval of this Proposal 1, all deferred stock awards become fully vested in the event of a Change of Control, a Corporate Transaction or a Related Entity Disposition.

The grantee of a deferred stock unit will not be entitled to receive dividends or vote the underlying shares until the underlying shares are delivered to the grantee. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

During any one calendar year, no grantee may be granted options to acquire more than an aggregate of 2,000,000 shares of Common Stock and Class B Common Stock or be awarded more than 2,000,000 shares of restricted stock or deferred stock units (in each case subject to further adjustment as provided in the 2005 Plan).

The Board of Directors may at any time and from time to time suspend, amend, modify or terminate the 2005 Plan; provided, however, that, to the extent required by any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company’s stockholders. In addition, no such change may adversely affect an award previously granted, except with the written consent of the grantee.

No awards may be granted under the 2005 Plan after the tenth anniversary of its initial adoption.

ISOs (and any related SARs) are not assignable or transferable except by the laws of descent and distribution. Non-qualified stock options (and any SARs or LSARs related thereto) may be transferred to the extent permitted by the Compensation Committee. Holders of NQSOs (and any SARs or LSARs related thereto) are permitted to transfer such NQSOs for no consideration to such holder’s “family members” (as defined in Form S-8) with the prior approval of the Compensation Committee.

Except as set forth in the table below, the Company cannot now determine the number of options or other awards to be granted in the future under the 2005 Plan to officers, directors, employees and consultants.

NEW PLAN BENEFITS

Name and Principal Position	Number of Shares of Restricted Class B Common Stock
Non-Employee Director Group	35,625	(1)

(1)	Each non-employee director of the Company will receive an annual grant of 3,750 shares of restricted Class B Common Stock for being a director and an additional 3,750 shares of restricted Class B Common Stock for serving on a committee of the Board of Directors of the Company. In 2007, this automatic grant will be made on January 5, 2007. In addition, the three director nominees who are not current members of the Board of Directors will receive an automatic grant of 1,875 shares of restricted Class B Common Stock for serving as a director and on a committee during the fourth quarter of 2006. Calculation is based upon the number of non-employee directors nominated for election at the Annual Meeting.

Federal Income Tax Consequences of Awards Granted under the 2005 Plan

The Company believes that, under present law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the 2005 Plan.

Incentive Stock Options. ISOs granted under the 2005 Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.” A participant who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal taxable income to the participant, provided that (i) the federal “alternative minimum tax,” which depends on the participant’s particular tax situation, does not apply and (ii) the participant is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment or service terminates by reason of disability or death (where the three month period is extended to one year).

Further, if after exercising an ISO, a participant disposes of the Class B Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Class B Common Stock pursuant to the exercise of such ISO (the “applicable holding period”), the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, the participant does not hold the shares so acquired for the applicable holding period—thereby making a “disqualifying disposition”—the participant would realize ordinary income on the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price, and the balance of income, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the participant held such shares as a capital asset at such time).

A participant who exercises an ISO by delivering Class B Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a “disqualifying disposition” of such Class B Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, the participant would not recognize gain or loss with respect to such previously acquired shares. The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Class B Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

Non-Qualified Stock Options and Stock Appreciation Rights. Non-qualified stock options granted under the 2005 Plan are options that do not qualify as ISOs. A participant who receives an NQSO or an SAR (including an

LSAR) will not recognize any taxable income upon the grant of such NQSO or SAR. However, the participant generally will recognize ordinary income upon exercise of an NQSO in an amount equal to the excess of (i) the fair market value of the shares of Class B Common Stock at the time of exercise over (ii) the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received.

The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NQSO or an SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an SAR for shares or upon the exercise of a NQSO, the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that otherwise would be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income recognized by the individual with respect to his or her NQSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

If a participant exercises an NQSO by delivering shares of Common Stock or Class B Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a “disqualifying disposition” as described above, the participant will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the participant’s tax basis. The participant, however, will be taxed as described above with respect to the exercise of the NQSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

Other Awards. With respect to other awards under the 2005 Plan that are settled either in cash or in shares of Class B Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), participants generally will recognize ordinary income equal to the amount of cash or the fair market value of the Class B Common Stock received. Participants also will not recognize income upon the grant of a deferred stock unit, and will instead recognize ordinary income when shares of Class B Common Stock are delivered in satisfaction of such award.

With respect to restricted stock awards under the 2005 Plan that are restricted to transferability and subject to a substantial risk of forfeiture—absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a “Section 83(b) election”)—a participant will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares (the “Restrictions”) lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the participant will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Class B Common Stock as of that date over the price paid for such award, if any.

The ordinary income recognized with respect to the receipt of cash, shares of Class B Common Stock or other property under the 2005 Plan will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying withholding tax liabilities that arise with respect to the delivery of cash or property (or vesting thereof), the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that would otherwise be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Change in Control. In general, if the total amount of payments to a participant that are contingent upon a “change of control” of the Company (as defined in Section 280G of the Code), including awards under the 2005 Plan that vest upon a “change in control,” equals or exceeds three times the individual’s “base amount” (generally, such participant’s average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NQSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. The Company believes that Stock Options, SARs and LSARs granted under the 2005 Plan should qualify for the performance-based compensation exception to Section 162(m).

On October 20, 2006, the last reported sale prices of the Company’s Class B Common Stock and Common Stock on the New York Stock Exchange were $13.13 and $13.13, respectively, per share.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

APPROVAL OF THE AMENDMENTS TO THE 2005 PLAN AS DESCRIBED ABOVE.

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO THE COMPANY’S

EMPLOYEE STOCK PURCHASE PLAN

The Company’s stockholders are being asked to approve an amendment to the Company’s Employee Stock Purchase Plan (the “ESPP”) that will increase the number of shares of Class B Common Stock available for issuance under the ESPP by 750,000 shares. The ESPP allows employees to purchase shares of the Company’s Class B Common Stock using payroll deductions. The Company’s stockholders are being asked to approve the proposed amendment to the ESPP so that participating employees may receive the special tax treatment provided by the Code.

The Board of Directors adopted the proposed amendment on September 27, 2006, subject to stockholder approval. The following description of the ESPP, as proposed to be amended by this Proposal, is a summary, does not purport to be complete and is qualified in its entirety by the full text of the ESPP, as proposed to be amended. A copy of the ESPP Plan, as proposed to be amended, is attached hereto as Exhibit D and has been filed with the SEC with this Proxy Statement.

Summary of the ESPP

The purpose of the ESPP is to provide employees of the Company and its participating subsidiaries with an opportunity to purchase Class B Common Stock, and have an additional incentive to contribute to the success of the Company.

Number of Shares under the ESPP

The ESPP provides for the issuance of up to 1,250,000 shares of Class B Common Stock (including the 750,000 shares of Class B Common Stock reserved subject to approval of the stockholders in this Proposal).

Administration

The Compensation Committee of the Board of Directors administers the ESPP. The Compensation Committee has full power to interpret the ESPP, and its decisions are final and binding upon all participants.

Term

The ESPP terminates on September 16, 2013, unless all shares of Class B Common Stock available for issuance under the ESPP are distributed pursuant to the terms of the ESPP before September 16, 2013, in which case the ESPP will terminate as of the date of the last purchase made under the ESPP. The Board of Directors may also terminate the ESPP at any time.

Eligibility

Any employee of the Company or any of its participating subsidiaries will be eligible to participate in the ESPP, provided the employee is not customarily employed for 20 hours or less per week or five months or less in a calendar year. However, no employee will be eligible to participate in the ESPP if, immediately after the grant of an option to purchase stock under the ESPP, that employee would own 5% or more of either the voting power or the value of all classes of stock of the Company or of one of the Company’s subsidiaries. No employee’s rights to purchase Class B Common Stock pursuant to the ESPP may accrue at a rate that exceeds $25,000 in market value of Class B Common Stock per calendar year. Eligible employees were able to participate in the ESPP beginning as of January 1, 2004. As of October 20, 2006, there were 1,372 employees of the Company and its participating subsidiaries who were eligible to participate in the ESPP.

Participation

Under the ESPP, a participant must authorize payroll deductions, which may not exceed 15% of his or her base wages or salary. No more than 2,000 shares may be purchased by a participant in any annual offering period. An employee’s right to participate in the ESPP will terminate when the employee’s employment with the Company or participating subsidiary terminates.

The ESPP provides for annual offering periods and semi-annual purchase periods within each offering period. The Compensation Committee may change the duration of a particular purchase period or offering period, but no offering period may exceed 27 months. The first day of each offering period is referred to as the offering date, except that for people who elect to participate after that date, a second offering date is the first day of the next purchase period. The last day of each purchase period is the purchase date.

Each participant will automatically be granted an option to purchase shares of Class B Common Stock on each purchase date. The option generally will expire at the end of the purchase period or upon termination of employment, whichever is earlier.

Purchases

Under the ESPP, shares will be purchased at a price equal to 85% of the lesser of (i) the fair market value of a share of Class B Common Stock on the offering date, or such fair market value on the second offering date if the participant was not participating on the offering date or (ii) the fair market value of a share of Class B Common Stock on the purchase date.

On October 20, 2006, the last reported sale price of the Class B Common Stock on the New York Stock Exchange was $13.13 per share. The number of shares of Class B Common Stock a participant purchases in each purchase period will be determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that purchase period by the purchase price.

Termination of Employment

If a participant dies, retires or otherwise terminates employment, his or her accumulated payroll deductions as of the date of death, retirement or other termination will be refunded.

Adjustments upon Changes in Capitalization, Merger or Sale of Assets

If the number of outstanding shares of Class B Common Stock has increased, decreased, changed into or been exchanged for a different number or kind of shares or securities of the Company as a result of a stock split or the payment of a stock dividend or any other such change without receipt of any consideration by the Company, proportionate adjustments shall be made by the Compensation Committee in the number and/or kind of shares which are subject to purchase.

Participant Elections

A participant may increase, decrease or eliminate future payroll deductions to his or her account by filing a new election, provided such change is not made more than once in any purchase period. The change shall become effective as soon as practicable in accordance with the Compensation Committee’s rules and procedures for the next purchase period in which a payroll deduction under the ESPP would otherwise occur. A participant may also withdraw from participation (and receive a refund of accumulated payroll withholdings) for any purchase period by filing a notice of withdrawal at least 10 days before the end of a purchase period.

Amendment and Termination

The Board of Directors may terminate, suspend or amend in any way the ESPP at any time, except that stockholder approval is required to increase the number of shares of Class B Common Stock reserved for issuance under the ESPP or change the designation of the employees eligible to participate in the ESPP.

New Plan Benefits

Because benefits and amounts to be received under the ESPP depend on employees’ elections to participate and the fair market value of Class B Common Stock at various future dates, it is not possible to determine future benefits or amounts that will be received by executive officers and other employees, either individually or collectively, if the amendment to the ESPP is approved by the stockholders. Non-employee directors are not eligible to participate in the ESPP.

U.S. Federal Income Tax Consequences

If stockholders approve the amendment to the ESPP as described above, the ESPP, and the right of participants to make purchases thereunder, should qualify for treatment under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant for United States federal income tax purposes until the shares purchased under the ESPP are sold or otherwise disposed of.

Upon sale or other disposition of the shares, the participant will generally be subject to tax, and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years after the last trading day of their purchase period, or if the participant dies prior to such sale or other disposition, then the participant generally will recognize ordinary income measured as the lesser of: (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares on the last trading day of their purchase period.

Any additional gain should be treated as long-term capital gain. If the sales price is less than the purchase price, then the participant shall not recognize any ordinary income and such excess shall be treated as a long-term capital loss.

If the shares are sold or otherwise disposed of before the expiration of the required two-year holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the two-year holding period described above. In all other cases, no deduction is allowed to the Company.

The foregoing discussion is not intended to cover all tax consequences of participation in the ESPP. The tax consequences outlined above apply only with respect to an employee whose income is subject to United States federal income tax during the period beginning with the grant of an option and ending with the disposition of the Class B Common Stock acquired through the exercise of the option. Different or additional rules may apply to individuals who are subject to income tax in a foreign jurisdiction and/or are subject to state/local income tax in the United States.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

APPROVAL OF THE AMENDMENT TO THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN

AS DESCRIBED ABOVE.

PROPOSAL NO. 5

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for Fiscal 2007.

In the event that the ratification of this selection is not approved by a majority of the votes cast by holders of shares of Common Stock, Class A Common Stock and Class B Common Stock voting at the Annual Meeting in person or by proxy, management will review its future selection of the Company’s independent registered public accounting firm.

Ernst & Young LLP has served as the Company’s independent registered public accounting firm since 1993. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

FEES FOR SERVICES RENDERED BY ERNST & YOUNG LLP

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by Ernst & Young LLP for the fiscal years ended July 31, 2006, and July 31, 2005.

Year Ended July 31	2006	2005
Audit Fees (1)	$3,584,765	$3,280,101
Audit Related Fees (2)	1,120,423	2,742,110
Tax Fees (3)	137,785	701,920
All Other Fees	0	0

Total	$4,842,973	$6,724,131

(1)	Audit Fees consist of fees for the audit of the Company’s Fiscal 2006 and Fiscal 2005 financial statements, as well as fees for the audits of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the effectiveness of internal control over financial reporting. Also included in this category are fees for accounting consultations related to the Company’s financial statements and services associated with registration statements filed with the SEC.
(2)	Audit Related Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees related to the performance of audits and attest services for certain of the Company’s subsidiaries, including Net2Phone, Inc. It also includes fees for due diligence services related to mergers, acquisitions, and investments, and other audit related services.
(3)	Tax Fees consist of the aggregate fees billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning (domestic and international).

The Audit Committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of Ernst & Young LLP.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation, and overseeing the work of the independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee in Fiscal 2005 and Fiscal 2006.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the PCAOB’s and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon their familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING JULY 31, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than 10 percent of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC and the New York Stock Exchange. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in Fiscal 2006, except that a Form 4 was not filed on a timely basis by Stephen R. Brown, a director and former executive officer of the Company (with respect to the tender of stock options to the Company).

SUBMISSION OF PROPOSALS FOR THE 2007 MEETING OF STOCKHOLDERS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2007 annual meeting of stockholders must submit such proposals in writing to the General Counsel and Corporate Secretary of the Company at 520 Broad Street, Newark, New Jersey 07102, which proposals must be received at such address no later than July 13, 2007. In addition, any stockholder proposal submitted with respect to the Company’s 2007 annual meeting of stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s General Counsel and Corporate Secretary not less than 45 days prior to the day on which notice of the date of the annual meeting was mailed.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

November 10, 2006

Joyce J. Mason General Counsel, Executive Vice President and Secretary

EXHIBIT A

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION

OF

IDT CORPORATION

(pursuant to Section 242 of the Delaware General Corporation Law)

IDT Corporation, a Delaware corporation, hereby certifies as follows:

1.    The name of the corporation is IDT Corporation (hereinafter the “Corporation”).

2.    The Corporation’s Certificate of Incorporation was initially filed with the Secretary of State of the State of Delaware on December 22, 1995, a Restated Certificate of Incorporation was filed on February 7, 1996, and amendments were filed to the Restated Certificate of Incorporation July 3, 2000 and April 18, 2006.

3.    The Restated Certificate of Incorporation of the Corporation, as amended is hereby amended by deleting the preamble of Article Fourth thereof and replacing it with the following:

“FOURTH: The aggregate number of shares of all classes of capital stock which the Corporation shall have the authority to issue is three hundred and forty five million (345,000,000) shares, consisting of (a) 100,000,000 shares of common stock, par value $0.0l per share (“Common Stock”), (b) 35,000,000 shares of Class A Common Stock, par value $0.01 per share (the “Class A Stock”), (c) 200,000,000 shares of Class B Common Stock, par value $0.01 per share (the “Class B Stock”, and collectively, such Common Stock, Class A Stock and Class B Stock are referred to herein as the “Common Shares”), and (d) 10,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”).”

4.    The foregoing amendment was duly approved by the Board of Directors and recommended to be adopted by the stockholders of the Corporation in accordance with Section 242 of the Delaware General Corporation Law, and was adopted by the written consent of the majority stockholder in accordance with Section 228 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed on its behalf this 14th day of December, 2006.

IDT CORPORATION

By:
Name:	Joyce J. Mason
Title:	Secretary and Executive Vice President

A-1

EXHIBIT B

IDT CORPORATION

2005 STOCK OPTION AND INCENTIVE PLAN

(As Amended by Proposal No. 3)

1. Purpose; Types of Awards; Construction.

The purpose of the IDT Corporation 2005 Stock Option and Incentive Plan (the “Plan”) is to provide incentives to executive officers, employees, directors and consultants of IDT Corporation (the “Company”), or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to continue as officers, employees, directors or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended, and of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in a manner consistent with the requirements thereof.

2. Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated:

(a) “Agreement” shall mean a written agreement entered into between the Company and a Grantee in connection with an award under the Plan.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Change in Control” means a change in ownership or control of the Company effected through either of the following:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock, or (D) any person who, immediately prior to the Initial Public Offering, owned more than 25% of the combined voting power of the Company’s then outstanding voting securities), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; or

(ii) during any period of not more than two consecutive years, not including any period prior to the initial adoption of this Plan by the Board, individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

(d) “Class B Common Stock” shall mean shares of Class B Common Stock, par value $.01 per share, of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f) “Committee” shall mean the Compensation Committee of the Board or such other committee as the Board may designate from time to time to administer the Plan.

(g) “Common Stock” shall mean shares of Common Stock, par value $.01 per share, of the Company.

(h) “Company” shall mean IDT Corporation, a corporation incorporated under the laws of the State of Delaware, or any successor corporation.

(i) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of officer, employee, director or consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity or any successor in any capacity of officer, employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of officer, employee, director or consultant (except as otherwise provided in the applicable Agreement). An approved leave of absence shall include sick leave, maternity leave, military leave (including without limitation service in the National Guard or the Army Reserves) or any other personal leave approved by the Committee. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days unless reemployment upon expiration of such leave is guaranteed by statute or contract.

(j) “Corporate Transaction” means any of the following transactions:

(i) a merger or consolidation of the Company with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 80% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined in the Exchange Act) acquired 25% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets (or any transaction having a similar effect).

(k) “Deferred Stock Units” mean a Grantee’s rights to receive shares of Class B Common Stock or Common Stock, as applicable, on a deferred basis, subject to such restrictions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(l) “Disability” shall mean a Grantee’s inability to perform his or her duties with the Company or any of its affiliates by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Grantee and acceptable to the Company.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n) “Fair Market Value” per share as of a particular date shall mean (i) the closing sale price per share of Class B Common Stock or Common Stock, as applicable, on the national securities exchange on which the Class B Common Stock or Common Stock, as applicable, is principally traded for the last preceding date on which there was a sale of such Class B Common Stock or Common Stock, as applicable, on such exchange, or (ii) if the shares of Class B Common Stock or Common Stock, as applicable, are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Class B Common Stock or Common Stock, as applicable, in such over-the-counter market for the last preceding date on which there was a sale of such Class B Common Stock or Common Stock, as applicable, in such market, or (iii) if the shares of Class B Common Stock or Common Stock, as applicable, are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

(o) “Grantee” shall mean a person who receives a grant of Options, Stock Appreciation Rights, Limited Rights, Deferred Stock Units or Restricted Stock under the Plan.

(p) “Incentive Stock Option” shall mean any option intended to be, and designated as, an incentive stock option within the meaning of Section 422 of the Code.

(q) “Insider” shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

(r) “Insider Trading Policy” shall mean the Insider Trading Policy of the Company, as may be amended from time to time.

(s) “Limited Right” shall mean a limited stock appreciation right granted pursuant to Section 10 of the Plan.

(t) “Non-Employee Director” means a member of the Board or the board of directors of any Subsidiary (other than Net2Phone, Inc., Film Roman, Inc. or any other Subsidiary that has either (A) a class of “equity securities” (as defined in Rule 3a11-1 promulgated under the Exchange Act) registered under the Exchange Act or a similar foreign statute or (B) adopted any stock option plan, equity compensation plan or similar employee benefit plan in which non-employee directors of such Subsidiary are eligible to participate) who is not an employee of the Company or any Subsidiary.

(u) “Non-Employee Director Annual Grant” shall mean an award of 3,750 shares of Restricted Stock.

(v) “Non-Employee Director Grant Date” shall mean January 5 of the applicable year (or the following business day if January 5 is not a business day).

(w) “Nonqualified Stock Option” shall mean any option not designated as an Incentive Stock Option.

(x) “Option” or “Options” shall mean a grant to a Grantee of an option or options to purchase shares of Class B Common Stock or Common Stock, as applicable.

(y) “Option Agreement” shall have the meaning set forth in Section 6 of the Plan.

(z) “Option Price” shall mean the exercise price of the shares of Class B Common Stock or Common Stock, as applicable, covered by an Option.

(aa) “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an award under the Plan, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(bb) “Plan” means this IDT Corporation 2005 Stock Option and Incentive Plan, as amended or restated from time to time.

(cc) “Related Entity” means any Parent, Subsidiary or any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(dd) “Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interest in any Related Entity effected by a sale, merger or consolidation or other transaction involving such Related Entity or the sale of all or substantially all of the assets of such Related Entity.

(ee) “Restricted Period” shall have the meaning set forth in Section 11(b) of the Plan.

(ff) “Restricted Stock” means shares of Class B Common Stock or Common Stock, as applicable, issued under the Plan to a Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of refusal, repurchase provisions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(gg) “Retirement” shall mean a Grantee’s retirement in accordance with the terms of any tax-qualified retirement plan maintained by the Company or any of its affiliates in which the Grantee participates.

(hh) “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated under the Exchange Act, including any successor to such Rule.

(ii) “Stock Appreciation Right” shall mean the right, granted to a Grantee under Section 9 of the Plan, to be paid an amount measured by the appreciation in the Fair Market Value of a share of Class B Common Stock or Common Stock, as applicable, from the date of grant to the date of exercise of the right, with payment to be made in cash or Class B Common Stock or Common Stock, as applicable, as specified in the award or determined by the Committee.

(jj) “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(kk) “Tax Event” shall have the meaning set forth in Section 17 of the Plan.

(ll) “Ten Percent Stockholder” shall mean a Grantee who at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3. Administration.

(a) The Plan shall be administered by the Committee, the members of which may be composed of (i) “non-employee directors” under Rule 16b-3 and “outside directors” under Section 162(m) of the Code, or (ii) any other members of the Board.

(b) The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options, Stock Appreciation Rights, Limited Rights, Deferred Stock Units and Restricted Stock; to determine which options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine which Options (if any) shall be accompanied by Limited Rights; to determine the purchase price of the shares of Class B Common Stock or Common Stock, as applicable, covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan and any award under the Plan; to reconcile any inconsistent terms in the Plan or any award under the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c) All decisions, determination and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

(d) The Committee may delegate to one or more executive officers of the Company the authority to (i) grant awards under the Plan to employees of the Company and its Subsidiaries who are not officers or directors of the Company, (ii) execute and deliver documents or take such other ministerial actions on behalf of the Committee with respect to awards and (iii) to make interpretations of the Plan. The grant of authority in this Section 3(d) shall be subject to such conditions and limitations as may be determined by the Committee. If the Committee delegates authority to any such executive officer or executive officers of the Company pursuant to this Section 3(d), and such executive officer or executive officers grant awards pursuant to such delegated authority, references in this Plan to the “Committee” as they relate to such awards shall be deemed to refer to such executive officer or executive officers, as applicable.

4. Eligibility.

Awards may be granted to executive officers, employees, directors and consultants of the Company or of any Subsidiary. In addition to any other awards granted to Non-Employee Directors hereunder, awards shall be granted to Non-Employee Directors pursuant to Section 14 of the Plan. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5. Stock.

(a) The maximum number of shares of Class B Common Stock reserved for the grant of awards under the Plan shall be 4,000,000, subject to adjustment as provided in Section 12 of the Plan. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

(b) If any outstanding award under the Plan should, for any reason expire, be canceled or be forfeited (other than in connection with the exercise of a Stock Appreciation Right or a Limited Right), without having been exercised in full, the shares of Class B Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

(c) In no event may a Grantee be granted during any calendar year Options to acquire more than an aggregate of 2,000,000 shares of Class B Common Stock and Common Stock or more than 2,000,000 shares of Restricted Stock or Deferred Stock Units, subject to adjustment as provided in Section 12 of the Plan.

6. Terms and Conditions of Options.

(a) OPTION AGREEMENT. Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee (the “Option Agreement”), in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement. For purposes of interpreting this Section 6, a director’s service as a member of the Board or a consultant’s service shall be deemed to be employment with the Company.

(b) NUMBER OF SHARES. Each Option Agreement shall state the number of shares of Class B Common Stock or Common Stock, as applicable, to which the Option relates.

(c) TYPE OF OPTION. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. In the absence of such designation, the Option will be deemed to be a Nonqualified Stock Option.

(d) OPTION PRICE. Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Class B Common Stock or Common Stock, as applicable, covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 12 of the Plan.

(e) MEDIUM AND TIME OF PAYMENT. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Class B Common Stock or Common Stock, as applicable, having a Fair Market Value equal to such Option Price or in a combination of cash and Class B Common Stock or Common Stock, as applicable, including a cashless exercise procedure through a broker-dealer; provided, however, that in the case of an Incentive Stock Option, the medium of payment shall be determined at the time of grant and set forth in the applicable Option Agreement.

(f) TERM AND EXERCISABILITY OF OPTIONS. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee, provided, that, the Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period will be ten (10) years from the date of the grant of the option unless otherwise determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(g) and 6(h) of the Plan. An Option may be exercised, as to any or all full shares of Class B Common Stock or Common Stock, as applicable, as to which the Option has become exercisable, by written notice delivered in person or by mail to the Company’s transfer agent or other administrator designated by the Company, specifying the number of shares of Class B Common Stock or Common Stock, as applicable, with respect to which the Option is being exercised.

(g) TERMINATION. Except as provided in this Section 6(g) and in Section 6(h) of the Plan, an Option may not be exercised unless the Grantee is then in the employ of or maintaining a director or consultant relationship with the Company or a Subsidiary thereof (or a company or a Parent or Subsidiary of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained in Continuous Service with the Company or any Subsidiary since the date of grant of the Option. In the event that the employment or consultant relationship of a Grantee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Grantee that are exercisable at the time of Grantee’s termination may, unless earlier terminated in accordance with their terms, be exercised within 180 days after the date of termination (or such different period as the Committee shall prescribe).

(h) DEATH, DISABILITY OR RETIREMENT OF GRANTEE. If a Grantee shall die while employed by, or maintaining a director or consultant relationship with, the Company or a Subsidiary thereof, or within thirty (30) days after the date of termination of such Grantee’s employment, director or consultant relationship (or within such different period as the Committee may have provided pursuant to Section 6(g) of the Plan), or if the Grantee’s employment, director or consultant relationship shall terminate by reason of Disability, all Options theretofore granted to such Grantee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by result of death or Disability of the Grantee, at any time within 180 days after the death or Disability of the Grantee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. In the event that the employment or consultant relationship of a Grantee shall terminate on account of such Grantee’s Retirement, all Options of such Grantee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within one hundred eighty (180) days after the date of such Retirement (or such different period as the Committee shall prescribe).

(i) OTHER PROVISIONS. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

7. Nonqualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 of the Plan.

8. Incentive Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 of the Plan:

(a) LIMITATION ON VALUE OF SHARES. To the extent that the aggregate Fair Market Value of shares of Class B Common Stock or Common Stock, as applicable, subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options, to the extent of the shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Class B Common Stock or Common Stock, as applicable, shall be determined as of the date that the Option with respect to such shares was granted.

(b) TEN PERCENT STOCKHOLDER. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Class B Common Stock or Common Stock, as applicable, on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9. Stock Appreciation Rights.

The Committee shall have authority to grant a Stock Appreciation Right, either alone or in tandem with any Option. A Stock Appreciation Right granted in tandem with an Option shall, except as provided in this Section 9 or as may be determined by the Committee, be subject to the same terms and conditions as the related Option. Each Stock Appreciation Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a) TIME OF GRANT. A Stock Appreciation Right may be granted at such time or times as may be determined by the Committee.

(b) PAYMENT. A Stock Appreciation Right shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 9(d) of the Plan.

(c) EXERCISE. A Stock Appreciation Right shall be exercisable at such time or times and only to the extent determined by the Committee, and will not be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Class B Common Stock or Common Stock, as applicable, on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option. Unless otherwise approved by the Committee, no Grantee shall be permitted to exercise any Stock Appreciation Right during the period beginning two weeks prior to the end of each of the Company’s fiscal quarters and ending on the second business day following the day on which the Company releases to the public a summary of its fiscal results for such period.

(d) AMOUNT PAYABLE. Upon the exercise of a Stock Appreciation Right, the Optionee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Class B Common Stock or Common Stock, as applicable, on the date of exercise of such Stock Appreciation Right over the exercise or other base price of the Stock Appreciation Right or, if applicable, the Option Price of the related Option, by (ii) the number of shares of Class B Common Stock or Common Stock, as applicable, as to which such Stock Appreciation Right is being exercised.

(e) TREATMENT OF RELATED OPTIONS AND STOCK APPRECIATION RIGHTS UPON EXERCISE. Upon the exercise of a Stock Appreciation Right, the related Option, if any, shall be canceled to the extent of the number of shares of Class B Common Stock or Common Stock, as applicable, as to which the Stock Appreciation Right is exercised. Upon the exercise or surrender of an option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Class B Common Stock or Common Stock, as applicable, as to which the Option is exercised or surrendered.

(f) METHOD OF EXERCISE. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered to the Company in accordance with procedures specified by the Company from time to time. Such notice shall state the number of shares of Class B Common Stock or Common Stock, as applicable, with respect to which the Stock Appreciation Right is being exercised. A Grantee may also be required to deliver to the Company the underlying Agreement evidencing the Stock Appreciation Right being exercised and any related Option Agreement so that a notation of such exercise may be made thereon, and such Agreements shall then be returned to the Grantee.

(g) FORM OF PAYMENT. Payment of the amount determined under Section 9(d) of the Plan may be made solely in whole shares of Class B Common Stock or Common Stock, as applicable, in a number based upon their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Class B Common Stock or Common Stock, as applicable, as the Committee deems advisable. If the Committee decides to make full payment in shares of Class B Common Stock or Common Stock, as applicable, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

10. Limited Stock Appreciation Rights.

The Committee shall have authority to grant a Limited Right, either alone or in tandem with any Option. Each Limited Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a) TIME OF GRANT. A Limited Right may be granted at such time or times as may be determined by the Committee.

(b) EXERCISE. A Limited Right may be exercised only (i) during the ninety-day period following the occurrence of a Change in Control or (ii) immediately prior to the effective date of a Corporate Transaction. A Limited Right shall be exercisable at such time or times and only to the extent determined by the Committee, and will not be transferable except to the extent any related Option is transferable or as otherwise determined by the Committee. A Limited Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Class B Common Stock or Common Stock, as applicable, on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

(c) AMOUNT PAYABLE. Upon the exercise of a Limited Right, the Grantee thereof shall receive in cash whichever of the following amounts is applicable:

(i) in the case of the realization of Limited Rights by reason of an acquisition of common stock described in clause (i) of the definition of “Change in Control” (Section 2(c) above), an amount equal to the Acquisition Spread as defined in Section 10(d)(ii) below; or

(ii) in the case of the realization of Limited Rights by reason of stockholder approval of an agreement or plan described in clause (i) of the definition of “Corporate Transaction” (Section 2(j) above), an amount equal to the Merger Spread as defined in Section 10(d)(iv) below; or

(iii) in the case of the realization of Limited Rights by reason of the change in composition of the Board described in clause (ii) of the definition of “Change in Control” or stockholder approval of a plan or agreement described in clause (ii) of the definition of Corporate Transaction, an amount equal to the Spread as defined in Section 10(d)(v) below.

Notwithstanding the foregoing provisions of this Section 10(c) (or unless otherwise approved by the Committee), in the case of a Limited Right granted in respect of an Incentive Stock Option, the Grantee may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify under the Code as an Incentive Stock Option.

(d) DETERMINATION OF AMOUNTS PAYABLE. The amounts to be paid to a Grantee pursuant to Section 10 (c) shall be determined as follows:

(i) The term “Acquisition Price per Share” as used herein shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of common stock described in clause (i) of the definition of Change in Control, the greatest of (A) the highest price per share shown on the Statement on Schedule 13D or amendment thereto filed by the holder of 25% or more of the voting power of the Company that gives rise to the exercise of such Limited Right, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, or (C) the highest Fair Market Value per share of common stock during the ninety day period ending on the date the Limited Right is exercised.

(ii) The term “Acquisition Spread” as used herein shall mean an amount equal to the product computed by multiplying (A) the excess of (1) the Acquisition Price per Share over (2) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (B) the number of shares of common stock with respect to which such Limited Right is being exercised.

(iii) The term “Merger Price per Share” as used herein shall mean, with respect to the exercise of any Limited Right by reason of stockholder approval of an agreement described in clause (i) of the definition of Corporate Transaction, the greatest of (A) the fixed or formula price for the acquisition of shares of common stock specified in such agreement, if such fixed or formula price is determinable on the date on which such Limited Right is exercised, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, (C) the highest Fair Market Value per share of common stock during the ninety-day period ending on the date on which such Limited Right is exercised.

(iv) The term “Merger Spread” as used herein shall mean an amount equal to the product. computed by multiplying (A) the excess of (1) the Merger Price per Share over (2) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (B) the number of shares of common stock with respect to which such Limited Right is being exercised.

(v) The term “Spread” as used herein shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described in clause (ii) of the definition of Change in Control or stockholder approval of a plan or agreement described in clause (ii) of the definition of Corporate Transaction, an amount equal to the product computed by multiplying (i) the excess of (A) the greater of (1) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right or (2) the highest Fair Market Value per share of common stock during the ninety day period ending on the date the Limited Right is exercised over (B) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (ii) the number of shares of common stock with respect to which the Limited Right is being exercised.

(e) TREATMENT OF RELATED OPTIONS AND LIMITED RIGHTS UPON EXERCISE. Upon the exercise of a Limited Right, the related Option, if any, shall cease to be exercisable to the extent of the shares of Class B Common Stock or Common Stock, as applicable, with respect to which such Limited Right is exercised but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Class B Common Stock or Common Stock, as applicable, available for the grant of future awards pursuant to this Plan. Upon the exercise or termination of a related Option, if any, the Limited

Right with respect to such related Option shall terminate to the extent of the shares of Class B Common Stock or Common Stock, as applicable, with respect to which the related Option was exercised or terminated.

(f) METHOD OF EXERCISE. To exercise a Limited Right, the Grantee shall (i) deliver written notice to the Company specifying the number of shares of Class B Common Stock or Common Stock, as applicable, with respect to which the Limited Right is being exercised, and (ii) if requested by the Committee, deliver to the Company the Agreement evidencing the Limited Rights being exercised and, if applicable, the Option Agreement evidencing the related Option; the Company shall endorse thereon a notation of such exercise and return such Agreements to the Grantee. The date of exercise of a Limited Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this paragraph (f).

11. Restricted Stock.

The Committee may award shares of Restricted Stock to any eligible employee, director or consultant of the Company or of any Subsidiary. Each award of Restricted Stock under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a) NUMBER OF SHARES. Each Agreement shall state the number of shares of Restricted Stock to be subject to an award.

(b) RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine from the date on which the award is granted (the “Restricted Period”). The Committee may also impose such additional or alternative restrictions and conditions on the shares as it deems appropriate including, but not limited to, the satisfaction of performance criteria. Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee. The Company may, at its option, maintain issued shares in book entry form. Certificates, if any, for shares of stock issued pursuant to Restricted Stock awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. During the Restricted Period, any such certificates shall be held in escrow by an escrow agent appointed by the Committee. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award.

(c) FORFEITURE. Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions (after taking into account the provisions of Subsection (e) of this Section 11) shall thereupon be forfeited by the Grantee and transferred to, and retired by, the Company without cost to the Company or such Subsidiary, and such shares shall become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

(d) OWNERSHIP. During the Restricted Period, the Grantee shall possess all incidents of ownership of such shares, subject to Subsection (b) of this Section 11, including the right to receive dividends with respect to such shares and to vote such shares.

(e) ACCELERATED LAPSE OF RESTRICTIONS. Upon the occurrence of any of the events specified in Section 13 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any shares of Restricted Stock awarded under the Plan shall lapse as of the applicable date set forth in Section 13. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded on such terms and conditions as the Committee shall deem appropriate.

11A. Deferred Stock Units.

The Committee may award Deferred Stock Units to any outside director, eligible employee or consultant of the Company or of any Subsidiary. Each award of Deferred Stock Units under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a) NUMBER OF SHARES. Each Agreement for Deferred Stock Units shall state the number of shares of Class B Common Stock or Common Stock, as applicable, to be subject to an award.

(b) RESTRICTIONS. Deferred Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, until shares of Class B Common Stock or Common Stock, as applicable, are payable with respect to an award. The Committee may impose such vesting restrictions and conditions on the payment of shares as it deems appropriate including the satisfaction of performance criteria. Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee.

(c) FORFEITURE. Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the Grantee becoming fully vested in the award, then the Grantee’s rights under any unvested Deferred Stock Units shall be forfeited without cost to the Company or such Subsidiary.

(d) OWNERSHIP. Until shares are delivered with respect to Deferred Stock Units, the Grantee shall not possess any incidents of ownership of such shares, including the right to receive dividends with respect to such shares and to vote such shares.

(e) ACCELERATED LAPSE OF RESTRICTIONS. Upon the occurrence of any of the events specified in Section 13 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any Deferred Stock Units awarded under the Plan shall lapse as of the applicable date set forth in Section 13. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of any restricted period with respect to any or all of the shares of Deferred Stock Units awarded on such terms and conditions as the Committee shall deem appropriate.

12. Effect of Certain Changes.

(a) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the Committee shall equitably adjust (i) the maximum number of Options or shares of Restricted Stock that may be awarded to a Grantee in any calendar year (as provided in Section 5 hereof), (ii) the number of shares of Class B Common Stock or Common Stock, as applicable, available for awards under the Plan, (iii) the number and/or kind of shares covered by outstanding awards and (iv) the price per share of Options or the applicable market value of Stock Appreciation Rights or Limited Rights, in each such case so as to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(b) CHANGE IN CLASS B COMMON STOCK OR COMMON STOCK. In the event of a change in the Class B Common Stock or Common Stock as presently constituted that is limited to a change of all of its authorized shares of Class B Common Stock or Common Stock, as applicable, into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Class B Common Stock or Common Stock, as applicable, within the meaning of the Plan.

13. Corporate Transaction; Change in Control; Related Entity Disposition.

(a) CORPORATE TRANSACTION. In the event of a Corporate Transaction, each award which is at the time outstanding under the Plan shall automatically become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction. Effective upon the consummation of the Corporate Transaction, all outstanding awards of Options, Stock Appreciation Rights and Limited Rights under the Plan shall terminate, unless otherwise determined by the Committee. However, all such awards shall not terminate if the awards are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

(b) CHANGE IN CONTROL. In the event of a Change in Control (other than a Change in Control which is also a Corporate Transaction), each award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control.

(c) RELATED ENTITY DISPOSITION. The Continuous Service of each Grantee (who is primarily engaged in service to a Related Entity at the time it is involved in a Related Entity Disposition) shall terminate effective upon the consummation of such Related Entity Disposition, and each outstanding award of such Grantee under the Plan shall become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company). Unless otherwise determined by the Committee, the Continuous Service of a Grantee shall not be deemed to terminate (and each outstanding award of such Grantee under the Plan shall not become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall not be released from any restrictions on transfer) if (i) a Related Entity Disposition involves the spin-off of a Related Entity, for so long as such Grantee continues to remain in the service of such entity that constituted the Related Entity immediately prior to the consummation of such Related Entity Disposition (“SpinCo”) in any capacity of officer, employee, director or consultant or (ii) an outstanding award is assumed by the surviving corporation (whether SpinCo or otherwise) or its parent entity in connection with a Related Entity Disposition.

(d) SUBSTITUTE AWARDS. The Committee may grant awards under the Plan in substitution of stock-based incentive awards held by employees, consultants or directors of another entity who become employees, consultants or directors of the Company or any Subsidiary by reason of a merger or consolidation of such entity with the Company or any Subsidiary, or the acquisition by the Company or a Subsidiary of property or equity of such entity, upon such terms and conditions as the Committee may determine, and such awards shall not count against the share limitation set forth in Section 5 of the Plan.

14. Non-Employee Director Restricted Stock.

The provisions of this Section 14 shall apply only to certain grants of Restricted Stock to Non-Employee Directors, as provided below. Except as set forth in this Section 14, the other provisions of the Plan shall apply to grants of Restricted Stock to Non-Employee Directors to the extent not inconsistent with this Section. For purposes of interpreting Section 6 of the Plan and this Section 14, a Non-Employee Director’s service as a member of the Board or the board of directors of any Subsidiary shall be deemed to be employment with the Company.

(a) GENERAL. Non-Employee Directors shall receive Restricted Stock in accordance with this Section 14. Restricted Stock granted pursuant to this Section 14 shall be subject to the terms of such section and shall not be subject to discretionary acceleration of vesting by the Committee. Unless determined otherwise by the Committee, Non-Employee Directors shall not receive separate and additional grants hereunder for being a Non-Employee Director of (i) the Company and a Subsidiary or (ii) more than one Subsidiary.

(b) INITIAL GRANTS OF RESTRICTED STOCK. A Non-Employee Director who first becomes a Non-Employee Director shall receive a pro-rata amount (based on projected quarters of service to the following Non-Employee Director Grant Date) of a Non-Employee Director Annual Grant on his date of appointment as a Non-Employee Director. Also, a Non-Employee Director who first becomes a member of one or more committees of the Board shall receive a pro-rata amount (based on projected quarters of service to the following Non-Employee Director Grant Date) of a Non-Employee Director Annual Grant on his date of appointment to a committee (without duplication).

(c) ANNUAL GRANTS OF RESTRICTED STOCK. On each Non-Employee Director Grant Date, each Non-Employee Director shall receive a Non-Employee Director Annual Grant. Also on each Non-Employee Director Grant Date, each Non-Employee Director who serves as a member of one or more committees of the Board as of such date shall receive an additional Non-Employee Director Annual Grant (without duplication).

(d) VESTING OF RESTRICTED STOCK. Restricted Stock granted under this Section 14 shall be fully vested on the date of grant.

15. Period During which Awards May Be Granted.

Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from September 21, 2005, the date the Board initially adopted the Plan. No awards shall be effective prior to the approval of the Plan by a majority of the Company’s stockholders.

16. Transferability of Awards.

(a) Incentive Stock Options and Stock Appreciation Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee or his or her guardian or legal representative.

(b) Nonqualified Stock Options shall be transferable in the manner and to the extent acceptable to the Committee, as evidenced by a writing signed by the Company and the Grantee. Nonqualified Stock Options (together with any Stock Appreciation Rights or Limited Rights related thereto) shall be transferable by a Grantee as a gift to the Grantee’s “family members” (as defined in Form S-8) under such terms and conditions as may be established by the Committee; provided that the Grantee receives no consideration for the transfer. Notwithstanding the transfer by a Grantee of a Nonqualified Stock Option, the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer (including, without limitation, the Insider Trading Policy) and the Grantee will continue to remain subject to the withholding tax requirements set forth in Section 17 hereof.

(c) The terms of any award granted under the Plan, including the transferability of any such award, shall be binding upon the executors, administrators, heirs and successors of the Grantee.

(d) Restricted Stock shall remain subject to the Insider Trading Policy after the expiration of the Restricted Period. Deferred Stock Units shall remain subject to the Insider Trading Policy after payment thereof.

17. Agreement by Grantee regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of an Option, Stock Appreciation Right or Limited Right, the expiration of a Restricted Period or payment of a Deferred Stock Unit (each, a “Tax Event”), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Unless determined otherwise by the Committee, a Grantee shall permit, to the extent permitted or required by law, the Company to withhold federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. Unless otherwise determined by the Committee, any such above-described withholding obligation may, in the discretion of the Company, be satisfied by the withholding by the Company or delivery to the Company of Class B Common Stock or Common Stock, as applicable.

18. Rights as a Stockholder.

Except as provided in Section 11(d) of the Plan, a Grantee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of such shares to him or her. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such shares are issued, except as provided in Section 12(a) of the Plan.

19. No Rights to Employment; Forfeiture of Gains.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue as a director of, in the employ of, or in a consultant relationship with, the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee’s employment or consulting relationship. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, or a director of the Company or any Subsidiary. The Agreement for any award under the Plan may require the Grantee to pay to the Company any financial gain realized from the prior exercise, vesting or payment of the award in the event that the Grantee engages in conduct that violates any non-compete, non-solicitation or non-disclosure obligation of the Grantee under any agreement with the Company or any Subsidiary, including, without limitation, any such obligations provided in the Agreement.

20. Beneficiary.

A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

21. Authorized Share Approval; Amendment and Termination of the Plan.

(a) AUTHORIZED SHARE APPROVAL. The Plan initially became effective when adopted by the Board on September 21, 2005 and shall terminate on the tenth anniversary of such date. The Plan was ratified by the Company’s stockholders on December 15, 2005, with 2,500,000 shares of Class B Common Stock authorized for awards under the Plan. The Board amended the Plan on September 27, 2006 to, among other things, increase the amount of shares authorized for award under the Plan to 4,000,000 shares of Class B Common Stock. The Company’s stockholders ratified such amendment to the Plan on December 14, 2006.

(b) AMENDMENT AND TERMINATION OF THE PLAN. The Board, or the Committee if so delegated by the Board, at any time and from time to time may suspend, terminate, modify or amend the Plan; however, unless otherwise determined by the Board, or the Committee if applicable, an amendment that requires stockholder approval in order for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders.

Except as provided in Section 12(a) of the Plan, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Grantee is obtained.

22. Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

EXHIBIT C

IDT CORPORATION

2005 STOCK OPTION AND INCENTIVE PLAN

DEFERRED STOCK UNIT AWARD AGREEMENT

«FIRSTNAME» «LASTNAME»

IDT Corporation

520 Broad Street

Newark, NJ 07102

This Deferred Stock Unit Award Agreement (this “Agreement”) confirms the award (the “Award”) of Deferred Stock Units to you effective as of              (the “Effective Date”) under the IDT Corporation 2005 Stock Option and Incentive Plan, as Amended and Restated (the “Plan”), upon the terms and conditions set forth herein.

1. Grant of Deferred Stock Units. Pursuant to action of the Compensation Committee of the Board of Directors, IDT Corporation (the “Company”) hereby awards you under the Plan an aggregate of              (                    ) Deferred Stock Units (the “Units”). Subject to the terms and conditions hereof and of the Plan, a Unit represents a right to receive a share of the Company’s Class B Common Stock (the “Stock”) upon a Vesting Event (as defined below), but does not represent a current interest in any Stock. This Award is a matter of separate inducement and is not in lieu of salary or other compensation for your services.

2. Restrictions on Transfer. You may not directly or indirectly, by operation of law or otherwise, voluntarily or involuntarily, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer any of the Units.

3. Voting and Other Rights. You will have no rights of a stockholder of the Company with respect to the Units. By way of example, and not limitation, prior to the date shares of Stock are issued to you pursuant to the terms hereof (the “Shares”), you do not have the right to vote any of the Shares or to receive dividends on them. However, unless otherwise determined by the Committee, upon a Vesting Event, you shall be entitled to “Dividend Equivalents.” Dividend Equivalents will be equal to the dividends payable on the same number of shares of Stock as the number of Units granted under this Award. The Dividend Equivalents will become vested in the same proportion as when and if the Units of your Award vest. An amount equal to these Dividend Equivalents will be paid to you in cash at that time. If your Award (or any portion of the Award) does not vest, any related Dividend Equivalents will also be forfeited and void. Upon a forfeiture of your Dividend Equivalents, the Company will not be obligated to pay you any consideration whatsoever for the forfeited Dividend Equivalents.

4. Vesting of Units. Provided such Units have not been forfeited pursuant to Section 5 hereof, vesting of the Units shall occur in the following manner (each such vesting occurrence being a “Vesting Event”):

(a) Unless previously vested pursuant to Paragraph 4(b) hereof (relating to a Change in Control of the Company):

(i)	Units will vest on the first anniversary of the Effective Date;

(ii)	Units will vest on the second anniversary of the Effective Date; and

(iii)	Units will vest on the third anniversary of the Effective Date.

(b) In the event of a Change in Control of the Company, any Units not otherwise vested pursuant to Paragraph 4(a) hereof shall become immediately vested.

5. Forfeiture. If your continuous employment or consulting relationship with the Company or any majority-owned subsidiary of the Company shall terminate for any reason or you cease for any reason to be an outside director of the Company or any majority-owned subsidiary of the Company, all Units not otherwise vested as of the date of termination shall be forfeited and void. Upon a forfeiture of your Units, the Company will not be obligated to issue you any Shares or to pay you any consideration whatsoever for the forfeited Units.

6. Issuance of Shares.

(a) No shares of Stock shall be issued to you prior to the date on which the Units vest. Subject to all the terms and conditions hereof and of the Plan, upon a Vesting Event, you shall be issued one share of Stock for each Unit that vests on such Vesting Event in accordance with Section 4 of this Agreement.

(b) The Shares issued hereunder shall be registered in your name and evidenced by one or more certificates representing the number of Shares, as the Company may determine, provided, however, that the Company shall not be obligated to deliver any Shares to be awarded hereunder until all federal and state laws and regulations as the Company may deem applicable have been complied with and all other legal matters in connection with the issuance and delivery of the Shares have been approved by the Company’s legal department.

(c) Shares issued in settlement of this Award shall be subject to the terms and conditions of the Company’s Insider Trading Policy but otherwise shall not be subject to any additional transfer restrictions. Upon the registration of the Shares in your name, you shall have all of the rights and status as a stockholder of the Company with respect to the Shares, including the right to vote such Shares and to receive dividends or other distributions thereon.

7. Adjustments. If, prior to the time any of the Units awarded hereunder vest, the Company shall be reorganized, or consolidated or merged with another corporation, the appropriate amount of any stock, securities or other property exchangeable for Shares pursuant to such reorganization, consolidation or merger shall be appropriately substituted for the Shares hereunder.

8. Withholding Taxes. The Award and issuance of the Shares are conditioned on any applicable withholding taxes being paid by you. By accepting this Award, you hereby irrevocably elect to satisfy any taxes required to be withheld by the Company by authorizing the Company to withhold a sufficient number of Shares as the Company deems necessary to satisfy such tax obligation and agree to indemnify the Company against any and all liabilities, damages, costs and expenses that the Company may hereafter incur, suffer or be required to pay with respect to the payment or withholding of any taxes.

9. Nature of Plan and Award. In accepting the Award, you acknowledge that: (a) your Award represents an unfunded and unsecured promise by the Company to pay amounts in the future in accordance with the terms and conditions of this Agreement; (b) the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, as provided in the Plan; (c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company and the Award hereunder does not entitle you to any benefit other than that specifically granted under this Agreement, nor to any future grants or other benefits under the Plan or any similar plan; (d) neither the Award nor any provision of this Agreement confers upon you any right with respect to employment or continuation of current employment, and in the event that you are not an employee of the Company, this Award shall not be interpreted to form an employment contract or relationship with the Company; and (e) any benefits granted under this Agreement and the Plan are not part of your ordinary compensation, and shall not be considered as part of such compensation in the event of severance, resignation or other termination.

10. Incorporation of Plan Provisions. This Agreement is made pursuant to the Plan and is subject to all the terms and provisions of the Plan as if the same were fully set forth herein. Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Plan. To the extent that there is any inconsistency between this Agreement and the terms of the Plan, the terms of this Agreement shall govern.

11. Successors. This Agreement shall be binding upon and inure to the benefit of any successor of the Company and your successors, assigns and estate, including your executors, administrators and trustees.

12. Amendment or Modification, Waiver. Subject to Section 13 below, no provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing and signed by each party hereto.

No waiver by either party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar of dissimilar condition or provision at the same time, any prior time or any subsequent time.

13. Reservation of Right to Modify Award to Comply with Section 409A. This Agreement is not intended to be subject to Code Section 409A. If this Agreement is deemed subject to Code Section 409A, the Company reserves the authority to amend this Agreement, including amendments having retroactive effect, that the Committee determines to be necessary or appropriate (a) to comply with the requirements of Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or guidance that may be issued after the Effective Date or (b) to ensure that Code Section 409A does not apply to this Agreement.

14. Notices. Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail or overnight delivery to the proper address. Notices to employees sent via e-mail shall be deemed to satisfy the requirements of this paragraph 14. All notices to the Company shall be addressed to it at:

IDT Corporation

520 Broad Street

Newark, New Jersey 07102

Attention: Human Resources, Stock Option and Incentive Plan Administrator

15. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

16. Governing Law. This Agreement shall be construed and governed in accordance with the laws of the state of Delaware, without regard to principles of conflicts of laws.

17. Headings. All descriptive headings of sections and paragraphs in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.

18. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but both of which together shall constitute one and the same instrument.

To confirm your acceptance of the foregoing, please sign and date below under “Accepted and Agreed” and return one copy of this Agreement to the Human Resources Department, attn: Shari Gordon, IDT Corporation, 520 Broad Street, Newark, NJ 07102.

IDT CORPORATION

By:
Name:	Marcelo Fischer
Title:	Chief Financial Officer

ACCEPTED AND AGREED:

Name:	«FIRSTNAME» «LASTNAME»

Date:

EXHIBIT D

IDT CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

(As Amended by Proposal No. 4)

1. Establishment of Plan. IDT CORPORATION (the “Company”) proposes to grant options to purchase shares of the Company’s Class B Common Stock, $.01 par value per share (the “Class B Common Stock”), to eligible employees of the Company and its Participating Affiliates (as defined below) pursuant to this Employee Stock Purchase Plan (this “Plan”). For purposes of this Plan, “Parent Corporation” and “Subsidiary Corporation” shall have the same meanings as “parent corporation” and “subsidiary corporation” in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”). “Participating Affiliates” are Parent Corporations or Subsidiary Corporations that the Board of Directors of the Company (the “Board”) designates from time to time as corporations that shall participate in this Plan. Affiliates may be designated as Participating Affiliates either before or after this Plan is approved by the Company’s stockholders as provided in Section 22. The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of one million two hundred thousand (1,200,000) shares of Class B Common Stock are reserved for issuance under this Plan.

2. Purpose. The purpose of this Plan is to provide eligible employees of the Company and Participating Affiliates with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and Participating Affiliates, and to provide an incentive for continued employment.

3. Administration.

(a) This Plan shall be administered by the Compensation Committee of the Board (the “Committee”). Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee in its sole discretion and its decisions shall be final and binding upon all participants. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

(b) The Committee may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Plan, including, without limitation: (a) a minimum payroll deduction amount required for participation in an Offering Period, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering Period, (c) an exchange ratio applicable to amounts withheld in currency other than United States dollars, (d) a payroll deduction greater or less than the amount designated by a participant in order to adjust for the Company’s delay or mistake in processing an Enrollment Form (as defined in Section 6 below) or in otherwise effecting a participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, (e) determination of the date and manner by which the Fair Market Value of the Class B Common Stock is determined for purposes of administration of the Plan, (f) delegate responsibility for Plan operation, management and administration, subject to the Committee’s oversight and control, on such terms as the Committee may establish, and (g) delegate to other persons the responsibility for performing appropriate functions as necessary, desirable or appropriate to further the purposes of this Plan.

4. Eligibility. Any individual employed by the Company or the Participating Affiliates for the 90 days prior to the “Offering Date” or “Second Offering Date” of an “Offering Period” (each as defined in Section 5 below) is eligible to participate in such Offering Period except the following:

(a) employees who are customarily employed for twenty (20) hours or less per week;

(b) employees who are customarily employed for five (5) months or less in a calendar year;

(c) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Affiliates or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined power or value of all classes of stock of the Company or any of its Participating Affiliates; and

(d) individuals who provide services to the Company or any of its Participating Affiliates as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes.

5. Offering Periods. The offering periods of this Plan (each, an “Offering Period”) shall be of twelve (12) months duration commencing the first business day after January 1 of each calendar year. The first day of each Offering Period is referred to as the “Offering Date.” Each Offering Period shall consist of two (2) consecutive purchase periods of approximately six (6) months duration (each, a “Purchase Period”). The first day of the second Purchase Period within each Offering Period is referred to as the “Second Offering Date.” A Purchase Period shall commence on the first business day after January 1 of each year and end on or about the next June 30, and a Purchase Period shall commence on the first business day after July 1 of each year and end on or about the next December 31. The last day of each Purchase Period is referred to as the “Purchase Date.” The Committee shall have the power to change the Offering Dates, Second Offering Dates or Purchase Dates and the duration of an Offering Period or Purchase Period without stockholder approval if such change is announced prior to the start of the relevant Offering Period or Purchase Period, or prior to such other time period as specified by the Committee; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the last day of an Offering Period or Purchase Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Offering Period or Purchase Period, as the case may be, shall end on the next following business day.

6. Participation in this Plan. An employee may participate during an Offering Period on the first Offering Date or Second Offering Date after such employee satisfies the eligibility requirements set forth in Section 4 above and delivers an approved enrollment form (the “Enrollment Form”) to the Company at least ten (10) business days prior to such Offering Date or Second Offering Date, or such other time period as specified by the Company. The Enrollment Form may be completed and submitted in paper form, or through a web-based enrollment program if allowed by the Company. Notwithstanding the foregoing, the Company may set a later time for filing the enrollment form authorizing payroll deductions for all eligible employees with respect to a given Offering Period. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the next Purchase Period and Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in a Purchase Offering Period as set forth in Section 11 below. A participant who has not otherwise withdrawn from this Plan under Section 11 is not required to file any additional Enrollment Form in order to continue participation in this Plan. However, a participant may deliver an approved change of enrollment form for a subsequent Purchase Period in accordance with the procedures set forth in this Section 6 if the participant wishes to change any of the elections contained in the participant’s then effective Enrollment Form for the following Purchase Period.

7. Grant of Option on Enrollment. Enrollment by an eligible employee in an Offering Period under this Plan will constitute the grant by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Class B Common Stock of the Company determined by dividing (a) the amount accumulated in such employee’s payroll deduction account during such Offering Period by (b) the Per Share Purchase Price as determined pursuant to Section 8 below (but in no event less than the par value of a share of Company’s Class B Common Stock), provided, however, that the number of shares of the Company’s Class B Common Stock subject to any option granted pursuant to this Plan shall not exceed the maximum number of shares which may be purchased pursuant to Section 10 below. The Fair Market Value of a share of the Company’s Class B Common Stock shall be determined as provided in Section 8 below.

8. Purchase Price. The purchase price per share (“Per Share Purchase Price”) at which a share of Class B Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

(a) The Fair Market Value on the Offering Date, or the Fair Market Value on the Second Offering Date if the employee was not a participant on the Offering Date; or

(b) The Fair Market Value on the Purchase Date.

For purposes of this Plan, the term “Fair Market Value” of the Class B Common Stock on any given date means (i) the closing sale price per share of Class B Common Stock for such date on the national securities exchange on which the Class B Common Stock is principally traded, or (ii) if the shares of Class B Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Class B Common Stock in such over-the-counter market for such date, or (iii) if the shares of Class B Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

9. Payment of Purchase Price; Changes in Payroll Deductions; Issuance of Shares.

(a) The purchase price of the shares shall be accumulated by regular payroll deductions made during each Offering Period. The deductions shall be for whole dollar amounts specified on an Enrollment Form, subject to a minimum amount of $10 per pay period, or such other minimum amount established by the Company. The deduction shall also not exceed fifteen percent (15%) of the participant’s base wages or salary for a pay period, prior to any participant elections to reduce regular cash remuneration under Sections 125 or 401(k) of the Code. Payroll deductions shall commence on the first payday after commencement of the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

(b) A participant may increase or decrease the amount of payroll deductions during an Offering Period by filing with the Company a change of enrollment form provided by the Company, in which case the new amount shall become effective as soon as is practicable for a payroll period commencing after the Company’s receipt of the change in enrollment form and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the amount of payroll deductions may be made at any time during a Purchase Period, but not more than one (1) change may be made effective during any Purchase Period. A participant may increase or decrease the amount of payroll deductions for any subsequent Purchase Period by filing with the Company a change of enrollment form prior to the beginning of such Offering Period, or prior to such other time period as specified by the Company.

(c) A participant may reduce his or her payroll deduction amount to zero during a Purchase Period by filing a change of enrollment form with the Company. Such reduction shall be effective as soon as is practicable for a payroll period commencing after the Company’s receipt of the request and no further payroll deductions will be made for the duration of the Purchase Period. Payroll deductions credited to the participant’s account prior to the effective date of the request shall be used to purchase shares of Class B Common Stock in accordance with paragraph (e) below. A participant may not resume making payroll deductions during the Purchase Period in which he or she reduced his or her payroll deductions to zero.

(d) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

(e) On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a notice of withdrawal from the Plan before such Purchase Date in accordance with Section 11, the Company shall apply the funds then in the participant’s account to the purchase of whole shares of Class B Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Per Share Purchase Price shall be as specified in Section 8. Any cash remaining in such participant’s account on a Purchase Date which is less than the amount necessary to purchase a full share of Class B Common Stock of the Company shall, at the discretion of the Company, be carried forward or refunded to the participant, without interest. If this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Class B Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

(f) As promptly as practicable after the Purchase Date, the Company shall issue shares to a designated broker/dealer for the participant’s benefit representing the shares purchased upon exercise of his or her option, subject to compliance with Section 24 below.

(g) During a participant’s lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

10. Limitations on Shares to be Purchased.

(a) No participant shall be entitled to purchase Class B Common Stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Parent Corporation or Subsidiary Corporation, exceeds $25,000 in Fair Market Value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan. The Company shall automatically suspend the payroll deductions of any participant as necessary to enforce such limit; provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

(b) No participant shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Prior to the commencement of any Purchase Period or before such time period as specified by the Company, the Company may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (the “Maximum Share Amount”). Until otherwise determined by the Company, the Maximum Share Amount shall be 2,000 shares for each Offering Period. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount before commencement of the next Purchase Period. The Maximum Share Amount shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Company as set forth above.

(c) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Company shall determine to be equitable.

(d) Any payroll deductions accumulated in a participant’s account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest, provided that, any amount remaining in such participant’s account which is less than the amount necessary to purchase a full share of Class B Common Stock of the Company shall be carried forward or refunded as described in Section 10(e).

11. Withdrawal.

(a) Each participant may withdraw from a Purchase Period under this Plan by signing and delivering to the Company a notice of withdrawal provided by the Company, which notice must be received in hard copy by the Department of Human Resources of the Company at least ten (10) business days prior to the end of an applicable Purchase Period, or such other time as specified by the Company.

(b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. If a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan commencing after such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 6 above for initial participation in this Plan.

12. Termination of Employment. Termination of a participant’s employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee of the Company or of a Participating Affiliate, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant’s account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Affiliate in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

13. Return of Payroll Deductions. If a participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or if this Plan is terminated by the Board, the Company shall deliver to the participant all payroll deductions credited to such participant’s account. No interest shall accrue on the payroll deductions of a participant in this Plan.

14. Capital Changes. Subject to any required action by the stockholders of the Company, the number of shares of Class B Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Class B Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the price per share of Class B Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Class B Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Class B Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Class B Common Stock effected without receipt of any consideration by the Company. Notwithstanding the foregoing, any fractional shares resulting from an adjustment pursuant to this Section 14 shall be rounded down to the nearest whole number, and in no event may the Per Share Purchase Price be decreased to an amount less than the par value, if any, of the Class B Common Stock. Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Class B Common Stock subject to an option.

In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in its sole discretion in such instances, declare that this Plan shall terminate as of a date fixed by the Committee and either give each participant the right to purchase shares under this Plan prior to such termination or return all accumulated payroll deductions to each participant, without interest. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings, provided that the options under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all participants), (ii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (iii) the sale of all or substantially all of the assets of the Company or (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, (each a “Sale Event”) the Company shall apply the funds contributed under the Plan to the purchase of shares of Class B Common Stock pursuant to the provisions of Section 9 immediately prior to the effective date of such Sale Event. Notwithstanding the foregoing, the surviving, continuing, successor or purchasing corporation or parent corporation thereof (the “Acquiring Corporation”), may elect to assume the Company’s rights and obligations under the Plan and, in that event, there shall be no purchase before the end of the Purchase Period in which the Sale Event occurs.

The Committee may, if it so determines in its sole discretion, also make provision for adjusting the share reserve set forth in Section 1, as well as the price per share of Class B Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Class B Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

15. Withholding. The participant shall make adequate provision for the foreign, federal, state and local tax withholding obligations of the Company or any of its Participating Affiliates, if any, which arise in connection with participation in the Plan. The Company and its Participating Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

16. Nonassignability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 23 below) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

17. Reports. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive as soon as practicable after the end of each Offering Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Offering Period.

18. Notice of Disqualifying Disposition. Each participant shall notify the Company in writing if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within the earlier of two (2) years from the Offering Date (or Second Offering Date, if applicable) or within one (1) year from the Purchase Date on which such shares were purchased (the “Notice Period”). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates, and the Company may require all participants to use a designated broker/dealer to facilitate such notice.

19. No Rights as Stockholder or to Continued Employment. A participant shall have no rights as a stockholder by virtue of participation in the Plan until the date of the issuance of a certificate for the shares purchased pursuant to the exercise of the participant’s purchase right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 14. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Affiliate, or restrict the right of the Company or any Participating Affiliate to terminate such employee’s employment at any time.

20. Equal Rights and Privileges. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Section 423. This Section 20 shall take precedence over all other provisions in this Plan.

21. Notices. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Term; Stockholder Approval. This Plan shall be submitted for approval by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after September 16, 2003, the date on which the Board adopted this Plan. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Class B Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

23. Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, under this Plan in the event of such participant’s death subsequent to the end of any Purchase Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under this Plan in the event of such participant’s death prior to a Purchase Date.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant’s death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

24. Conditions Upon Issuance of Shares; Limitation on Sale of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

25. Applicable Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

26. Amendment or Termination of this Plan. The Board may at any time amend, terminate or extend the term of this Plan, except that (i) any such termination cannot affect options previously granted under this Plan unless the Board determines that the termination of the Plan immediately following any Purchase Date is in the best interests of the Company and its stockholders, (ii) any amendment may not adversely affect the previously granted purchase right of any participant unless permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the Class B Common Stock under applicable federal, state or foreign securities laws, and (iii) any amendment must be approved by the stockholders of the Company in accordance with Section 2 above within twelve (12) months of the adoption of such amendment (or earlier if required by Section 22) if such amendment would:

(a) increase the number of shares that may be issued under this Plan;

(b) change the designation of the employees (or class of employees) eligible for participation in this Plan; or

(c) constitute any other action taken by the Board that, by its terms, is contingent on stockholder approval.

EXHIBIT E

AMENDED & RESTATED CHARTER OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS OF

IDT CORPORATION

Updated as of December 15, 2005

I. STATUS

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of IDT Corporation (the “Company”).

II. PURPOSE

The purpose of the Committee shall be to assist the Board in its oversight of (i) the integrity of the Company’s financial statements, (ii) compliance with legal and regulatory requirements, (iii) independent auditor’s qualifications and independence, (iv) performance of the Company’s internal audit function and independent auditors, (v) review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls, (vi) review the appointment and performance of the senior internal auditing executive, (vii) review the significant issues raised in reports to management prepared by the internal auditing department and management’s responses thereto, (viii) review at least annually the internal audit department and its mission, responsibilities, independence, budget and staffing and any recommended changes in the planned scope of the internal audit and (ix) discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

III. MEMBERSHIP

The Committee shall consist of at least three members of the Board, as the Board shall determine on an annual basis. Each member shall be an independent director, as that term is defined in the Corporate Governance Guidelines of the Company and in accordance with applicable rules and regulations, as in effect from time to time. In addition, no member of the Committee may (i) accept any consulting, advisory or other compensatory fee from the Company, other than in his or her capacity as a member of the Committee, the Board or another committee of the Board, or (ii) be an “affiliated person” of the Company or any subsidiary of the Company within the meaning of Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”).

Each member of the Committee shall be financially literate. At least one member of the Committee shall be a “financial expert” as defined in the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”).

Without the express consent of the Board, no member of the Committee shall serve on the audit committee of more than three companies, including the Company, that are reporting companies within the meaning of the Exchange Act. If the Board permits any member of the Committee to serve on more than three such audit committees, then the Board shall make an affirmative determination that simultaneous service will not impair the effectiveness of the Committee member with respect to his or her responsibilities to the Company. The basis for such determination shall be disclosed as required by law or stock exchange regulation.

IV. APPOINTMENT, RESIGNATION AND REMOVAL

The Board shall appoint the chairman and members of the Committee at its first meeting following the annual meeting of stockholders and annually thereafter. Each member of the Committee shall be qualified for service on the Committee based on his or her personal integrity and professional experience. A Committee member may resign by delivering his or her written resignation to the Chairman of the Board. A Committee member may be removed by majority vote of the entire Board upon delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified.

V. DUTIES AND RESPONSIBILITIES

The function of the Committee is oversight. It is recognized that members of the Audit Committee are not full-time employees of the Company and may not be accountants or auditors by profession or experts in the fields of accounting or auditing, including without limitation in respect of auditor independence. It is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

Consistent with the foregoing, the Committee shall have the following duties and responsibilities:

•	Prepare and publish an annual Committee report in the Company’s annual proxy statement.

•	Directly appoint, retain, compensate, evaluate and, if and when appropriate, terminate the Company’s independent auditors.

•	Establish procedures for the receipt, retention and treatment of complaints from the Company’s employees on accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by the Company’s employees of concerns regarding questionable accounting or auditing matters.

•	At least annually, obtain and review a report by the independent auditor describing (i) the audit firm’s internal quality-control procedures, (ii) issues raised by recent internal quality-control review or peer review of the audit firm, or by any investigation by governmental or professional authorities within the last 5 years, regarding any independent audit carried out by the audit firm, and any steps taken to address these issues, and (iii) all relationships between the independent auditor and the Company.

•	Consider whether, in order to assure continuing auditor independence, to regularly rotate the independent audit firm.

•	Discuss annual and quarterly reports with management and independent auditors, including MD&A disclosures.

•	Pre-approve all audit and non-audit services provided by independent auditors.

•	Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, with management.

•	Discuss policies with respect to risk assessment and risk management with management.

•

With respect to the Internal Audit Department, (i) to review the appointment and performance of the senior internal auditing executive, (ii) to advise such executive that he or she shall provide to the Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and the response of management thereto, (iii) to review at least annually the internal audit department and its mission, responsibilities, independence, budget and staffing and any recommended changes in the planned scope of the internal audit and (iv) to review any reports prepared by outside consultants retained to assist in the internal audit function.

•	Review with the independent auditor any audit problems or difficulties and management response.

•	Set clear hiring policies for employees or former employees of the independent auditors.

•	Perform an annual evaluation of the Committee including an annual evaluation of the adequacy of this charter and recommend any proposed changes to the Board for approval.

In carrying out its duties and responsibilities, the Committee shall:

•	Obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties.

•	Receive appropriate funding, as determined by the Committee, from the Company for payment of compensation to the outside legal, accounting or other advisors employed by the Committee.

VI. RELIANCE

The Committee and its members shall be entitled to rely upon (i) the integrity of those persons and organizations within and outside the Company that provide information and (ii) absent actual knowledge to the contrary (which shall be promptly reported to the Board), the accuracy of the financial and other information provided to the Committee by such persons or organizations.

VII. MEETINGS

The Committee shall meet at least four times each year, no less frequently than once per quarter, to discuss the annual and quarterly financial statements of the Company and may meet at such other times as the Committee deems necessary or appropriate. In addition, the Committee shall meet periodically and separately at least annually with management, the director of the internal auditing department and the outside auditors of the Company to discuss any matters that the Committee, any member of the Committee or any such person or organization believes should be discussed privately. The Committee shall report its minutes from each meeting to the Board. The chairman of the Committee shall attend the annual meeting of stockholders and be available to answer questions raised at such meeting.

The Committee may request any officer or employee of the Company, outside counsel or the outside auditors to attend any meeting of the Committee and to meet with any member of or consultant to the Committee. Members may participate in Committee meetings through a conference call or similar communications process by means of which all persons participating in the meeting may hear each other.

VIII. COMMITTEE ACTION

A majority of the members present shall decide any question brought before the Committee. Actions by the majority may be expressed by a vote at a meeting. Two members shall constitute a quorum. The Committee may take action outside of a meeting by written consent of all of the members of the Committee.

IX. PROCEDURES

The chairman of the Committee shall establish such rules (consistent with the By-laws of the Company) as may from time to time be necessary or appropriate for the conduct of the business of the Committee. The chairman of the Committee shall appoint as secretary a person who may, but need not, be a member of the Committee. The secretary of the Committee shall keep minutes of the meetings of the Committee. A certificate of the secretary of the Committee setting forth the names of the members of the Committee or actions taken by the Committee shall be sufficient evidence at all times as to the persons constituting the Committee and the actions taken.

ANNUAL MEETING OF STOCKHOLDERS OF

IDT CORPORATION

December 14, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN

1. Election of Directors: ☐ FOR ALL NOMINEES	NOMINEES: ☐ Alan Claman ☐ James A. Courter ☐ Howard S. Jonas ☐ Marc E. Knoller ☐ James R. Mellor ☐ Marc J. Oppenheimer ☐ Judah Schorr		2. Approval of an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of shares of Class B Common Stock authorized for issuance by 100,000,000.	☐	☐	☐
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

3.      Approval of amendments to the IDT Corporation 2005 Stock Option and Incentive Plan that will, among other things, increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 1,500,000 shares.

				☐	☐	☐
☐ FOR ALL EXCEPT (See instructions below)

4.      Approval of an amendment to the IDT Corporation Employee Stock Purchase Plan that will increase the number of shares of the Company’s Class B Common Stock available for issuance thereunder by an additional 750,000 shares.

				☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold, as shown here: ☒			5. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2007.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date: , 2006	Signature of Stockholder	Date: , 2006

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Electronic Distribution

If you would like to receive future IDT CORPORATION proxy statements and annual reports electronically, please visit www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

IDT CORPORATION

520 Broad Street, Newark, New Jersey 07102

(973) 438-1000

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 14, 2006

The undersigned appoints Howard S. Jonas and James A. Courter, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of IDT Corporation to be held at the offices of IDT Corporation at 520 Broad Street, Newark, New Jersey on December 14, 2006 at 10:30 a.m., and any adjournment or postponement of the Annual Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Meeting, except as otherwise indicated on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2, 3, 4, AND 5.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

IDT CORPORATION

December 14, 2006

VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -	COMPANY NUMBER

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.	ACCOUNT NUMBER

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your control number available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com until 11:59 PM Eastern Time the day before the cut-off or meeting date.

¯ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ¯

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN

1. Election of Directors: ☐ FOR ALL NOMINEES	NOMINEES: ☐ Alan Claman ☐ James A. Courter ☐ Howard S. Jonas ☐ Marc E. Knoller ☐ James R. Mellor ☐ Marc J. Oppenheimer ☐ Judah Schorr		2. Approval of an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of shares of Class B Common Stock authorized for issuance by 100,000,000.	☐	☐	☐
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

3.      Approval of amendments to the IDT Corporation 2005 Stock Option and Incentive Plan that will, among other things, increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 1,500,000 shares.

				☐	☐	☐
☐ FOR ALL EXCEPT (See instructions below)

4.      Approval of an amendment to the IDT Corporation Employee Stock Purchase Plan that will increase the number of shares of the Company’s Class B Common Stock available for issuance thereunder by an additional 750,000 shares.

				☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold, as shown here: ☒			5. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2007.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date: , 2006	Signature of Stockholder	Date: , 2006

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.